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                                                                   EXHIBIT 10.04


                                 AMENDMENT NO. 4
                                       TO
           AGREEMENT FOR EXCHANGE AND PURCHASE AND ESCROW INSTRUCTIONS

This AMENDMENT NO. 4 TO AGREEMENT FOR EXCHANGE AND PURCHASE AND ESCROW INSTRUCTIONS ("Amendment No. 4") is made as of December 15, 1998 by and between SYMANTEC CORPORATION, a Delaware corporation ("Symantec") and TST DEVELOPMENT, L.L.C., a Delaware limited liability company ("TST") with reference to the following:

A. Symantec and TST are parties to that certain Agreement for Exchange and Purchase and Escrow Instructions dated as of September 22, 1998 (the "Agreement").

B. The parties amended the Agreement to extend the end of the Feasibility Period pursuant to Amendment No. 1 made as of November 4, 1998 ("Amendment No. 1").

C. The parties further amended the Agreement to extend the end of the Feasibility Period pursuant to Amendment No. 2 made as of November 20, 1998 ("Amendment No. 2").

D. The parties further amended the Agreement to extend the end of the Feasibility Period pursuant to Amendment No. 3 made as of December 4, 1998 ("Amendment No. 3").

E.      The parties now desire to further amend the Agreement as forth below.

F. All capitalized terms used in this Amendment No. 4 shall have the same meaning as defined in the Agreement unless separately defined herein.

                                    AGREEMENT

1. ELECTION TO PROCEED. By executing this Amendment No. 4: (i) Symantec shall be deemed to have given its Election to Proceed with respect to CCC2 in satisfaction of the condition set forth in Section 5.4.1.1 of the Agreement, and
(ii) TST shall be deemed to have given its Election to Proceed with respect to CCC5 and WHQ pursuant to Section 5.3.1.1 of the Agreement.

        1.1. INVESTIGATION. In giving such Elections to Proceed, each of Symantec and TST acknowledge that, pursuant to the Agreement, each of them has had the right to acquire the respective Property since the Agreement Date and during the Feasibility Period, each of them has been permitted to inspect conditions with regard to such Property by reviewing matters affecting entitlements to develop the Property and by conducting such feasibility investigations, studies and analyses thereon or thereabout as each of them, in their sole discretion has deemed appropriate and, without limiting the generality of the foregoing, the condition of title of the Property.

        1.2. PROCEED PURSUANT TO AGREEMENT. Based upon all such review and such feasibility investigations, studies and analyses conducted by the respective parties, Symantec hereby elects to proceed with the acquisition of CCC2 and TST hereby elects to proceed with the acquisition of CCC5 and WHQ, each in accordance with and subject to the terms of the Agreement as amended.

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2. TITLE. Symantec (as to CCC2) and TST (as to CCC5 and WHQ) agree at the First
Closing with respect to CCC2 and CCC5 and at the Second Closing with respect to WHQ, subject to the terms of the Agreement as amended, to accept title to the Property in the condition of the following Pro Forma Title Policies issued by First American Title Insurance Company under the following order numbers pertaining to the particular Property identified below, copies of each of which are attached hereto:

               CCC2:  515343 dated December 10, 1998 (the "CCC2 Pro Forma");

               CCC5:  515342 dated November 2, 1998 (the "CCC5 Pro Forma");

               WHQ:  515341 dated November 2, 1998 (the "WHQ Pro Forma").

3. ADDITIONAL DEPOSIT FIRST. Section 2.2.20.1.2 "Additional Deposit First CCC5 and CCC2" is hereby amended to increase the amount of Additional Deposit First with respect to each of CCC5 and CCC2 to Nine Hundred Fifty Thousand Dollars ($950,000) making the total Deposit for each of CCC5 and CCC2 equal to One Million Dollars ($1,000,000). Section 4.2.1.2 is likewise hereby amended to increase the respective amounts payable as Additional Deposits.

4.  PURCHASE PRICE CCC5.

                4.1. EXCHANGE VALUE. The Basic Information in Article 1 of the Agreement is amended for the Item designated as "Exchange Value/Purchase Price" for the column headed "CCC5" to read as follows:

                "Fee title to CCC2 plus $1,325,000"

                4.2. SECTION 4.2.1.3 "CLOSING". Section 4.2.1.3 of the Agreement is hereby amended to amend subsection (iii) and add subsection
                (iv) to read as follows:

                "(iii) (a) The Initial Deposit and the Additional Deposit with respect to CCC2 together with any interest earned thereon shall be returned to the party designated by Symantec and (b) the Initial Deposit and the Additional Deposit with respect to CCC5 together with any interest earned thereon shall be applied in partial satisfaction of TST's obligation in subsection (iv) immediately following; and

                (iv) TST shall deposit for release to the party designated by Symantec immediately following the Closing the sum of One Million Three Hundred Twenty-Five Thousand Dollars ($1,325,000) less the Deposit amounts identified in subsection (iii)(b) immediately preceding."

                4.3. SECTION 2.2.20.2.2 "ADDITIONAL DEPOSIT FIRST WHQ". Section
                2.2.20.2.2 of the Agreement is hereby deleted.

5.  WHQ PRICE AND LIQUIDATED DAMAGES.

        5.1. PURCHASE PRICE.

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                5.1.1. BASIC INFORMATION. The Basic Information in Article 1 of
                the Agreement is amended for the Item designated as "Exchange Value/Purchase Price" for the column headed "WHQ" to read as follows:

                "$16,175,000", and

                for the Item designated as "Additional Deposit First: for the column header "WHQ" to read as follows:

                "0"

                5.1.2. SECTION 2.2.29 WHQ PURCHASE PRICE. Section 2.2.29 of the Agreement is hereby amended to read as follows:

                "Sixteen Million One Hundred Seventy-Five Thousand Dollars ($16,175,000)."

                5.1.3. SECTION 4.2.2.1 DEPOSIT.

                Section 4.2.2.1 of the Agreement is hereby amended to delete the second sentence thereof (regarding the requirement for Additional Deposit WHQ).

        5.2. LIQUIDATED DAMAGES. Section 8.6 of the Agreement (Default by TST As to WHQ) is hereby amended to delete subsection B of said Section 8.6

6.  ESCROW AND CLOSING.

        6.1. ESCROW. Section 2.2.22 is hereby amended to read as follows:

                "2.2.22 "Escrow". The following Escrows have been opened with Escrow Holder:

                        2.2.22.1 "Escrow Exchange". The Escrow opened for the exchange of CCC5 and CCC2 under Escrow Numbers: 515342 and 515343.

                        2.2.22.2 "Escrow WHQ." The Escrow opened for the sale of WHQ under Escrow Number: 515341.

                        2.2.23 "Escrow Holder". First American Title Guaranty Company, 1737 N. First Street, San Jose, CA 95112,
                        Attention: Carol Weir ("Escrow Officer").

        6.2. FIRST CLOSING SCHEDULED DATE. Section 2.2.31.1 is hereby amended to provide that the date of the First Closing shall be February 2, 1999.

7. CONDITION OF BUILDING CCC5. The Certificate of Substantial Completion has been received from the Building CCC5 Architect and the Building CCC5 Contractor, and a Temporary Certificate of Occupancy for Building CCC5 has been issued by the City. Copies of the Certificate of Substantial Completion have been delivered to TST.

        7.1. PRELIMINARY ACCEPTANCE OF BUILDING CCC5. In lieu of delivering the Building CCC5 Preliminary Acceptance in the form of Exhibit M to the Agreement as


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        contemplated by Sections 5.3.2.1 and 5.4.13 of the Agreement, TST hereby acknowledges as follows:

        Following notice from Symantec that Substantial Completion of Building CCC5 occurred, TST has (i) reviewed the Certificate of Substantial Completion including the Punchlist attached thereto, and (ii) walked through and otherwise investigated the condition of Building CCC5 utilizing such personnel and consultants as TST has deemed appropriate. Based upon such review and investigation, TST hereby acknowledges TST's acceptance of Building CCC5 subject to Final Completion.

        7.2. BUILDING CCC5 FINAL COMPLETION. Section 2.2.9 of the Agreement is hereby modified to read as follows:

        2.2.9. "Building CCC5 Final Completion." As a result of the Preliminary Acceptance acknowledgement set forth in Section 7.1 of this Amendment No. 4, TST and Symantec have agreed that with respect to the First Closing Condition required by Section 5.4.2.2 of the Agreement, Building CCC5 Final Completion shall have occurred when all of the following have occurred:

        (i) Symantec Completion Covenant. At the expense of Symantec or parties other than TST, Symantec agrees to use its diligent efforts to cause the completion (the "Symantec Completion Covenant") prior to the First Closing Scheduled Date the construction items specified in subsection (ii) below (the "Remaining Construction Items"). In order to satisfy the Symantec Completion Covenant either (a) or (b) below of this subsection (i) shall have occurred:

                (a) The Remaining Construction Items have been completed to TST's reasonable satisfaction or

                (b) if TST reasonably believes that one or more of such construction items have not been properly completed, TST has

                        (1) given notice to Symantec not later than five (5) business days prior to the First Closing Scheduled Date specifying as follows: (x) with particularity which items TST believes have not been properly completed, (y) the reasons for such belief and (z) the amount TST estimates should be reserved not to exceed Thirty Five Thousand Dollars ($35,000) (the "Completion Reserve) in order to properly complete such items, and

                        (2) Symantec or its designee has instructed Escrow Holder to disburse to TST from funds otherwise payable to Symantec or its designee a sum equal to the Completion Reserve.

        (ii) Remaining Construction Items. The following are the Remaining Construction Items which are the subject of the Symantec Completion Covenant:

                (a) only those items shown on Schedule 1 to this Amendment No. 4, and

                (b) TST agrees that unless a construction item is identified on Schedule 1 (even if such item is otherwise shown on the Punchlist attached to the Certificate of Substantial Completion), the completion of such item shall


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                        not be a condition to achieving Building CCC5 Final
                        Completion even if such items are shown on the Building CCC5 Plans or covered by the Building CCC5 General Contract; provided that nothing set forth in this Subsection (i) shall be deemed a waiver by TST of any warranty claims against the Building CCC5 General Contractor.

        (iii) Payment of Subcontractors. All subcontractors and material suppliers with respect to portions of the "Work" (as defined in the CCC5 General Contract) completed prior to the date hereof or required to be completed pursuant to Subsection (i) above, have been paid (or, in the event of a dispute over such payment, an appropriate bond has been posted or funds set aside in a manner reasonably acceptable to TST and the Title Company for payment to such subcontractors and material suppliers when such dispute in finally resolved);

        (iv) Certificate of Payment. A final "Certificate of Payment" (as defined in Section 9.10 of the General Conditions to the Building CCC5 General Contract) has been issued by the Building CCC5 Architect with respect to the portions of the Work described in Subsection (ii) above; and

        (v) Lien Waivers. Copies of those final waivers and releases of mechanics liens then having been obtained by Symantec from subcontractors and material suppliers are furnished to TST.

        (vi) Completion of Remaining Construction Items Not a Condition to First Closing. Although Symantec has given the Symantec Completion Covenant, TST agrees that completion of the Remaining Construction Items shall not be a condition to the First Closing so long as either (a) or (b) of subsection (i) above has been satisfied.

        (vii) Completion Reserve. In the event a Completion Reserve is established, Symantec shall have no further responsibility for completion of any of the Remaining Construction Items whether or not TST believes they have been properly completed prior to the First Closing Scheduled Date, and TST shall accept the Completion Reserve as TST's sole remedy on account of such alleged failure to properly complete. If Symantec disagrees with TST as to whether any particular Remaining Construction Items were properly completed, then following the First Closing, Symantec and TST agree to attempt to reach agreement with regard to such disagreement and the amount, if any, to be retained by TST out of the Completion Reserve. If Symantec and TST are unable to reach agreement within sixty (60) days following the First Closing, then either of them may submit the issue to binding arbitration pursuant to the applicable rules of the American Arbitration Association with the venue for any arbitration proceeding to be within either San Francisco or Santa Clara County, California.

8. APPLE LEASE TERMINATION. With regard to that certain Lease Termination Agreement dated as of November 20, 1998 which has been previously executed by Apple Computer, as soon as possible following the execution hereof, Symantec will deliver a copy of such Lease Termination Agreement executed by Symantec and Apple and TST will deliver a copy of such Lease Termination Agreement executed by Travelers. It is intended that such Lease Termination Agreement be delivered to the parties thereto, including, without limitation, Apple, following the execution of this Amendment No. 4 in


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order to create a binding agreement between the parties thereto. TST has been a party to the negotiation and preparation of such Lease Termination Agreement in conformance with Section 5.2.1.8.2 of the Agreement, and TST hereby approves the terms and conditions of the Lease Termination Agreement. Each of Symantec and TST hereby confirm their agreement set forth in Section 5.2.1.8.2 of the Agreement to contribute at the First Closing Two Hundred Thousand Dollars ($200,000) each toward the total Termination Payment of Four Hundred Thousand Dollars ($400,000) to be paid to Apple Computer pursuant to the Lease Termination Agreement.

9. SERVICE CONTRACTS. Attached hereto are Schedules 4, 5 and 6 dealing with Service Contracts. With respect to each of such Schedules, the applicable Transferor Party has listed each of those Service Contracts existing as of the date of this Amendment No. 4. In turn and pursuant to Section 7.3.4.1 of the Agreement, each Transferee Party has indicated as to each listed Service Contract whether such Transferee Party desires that such Service Contract be assigned to and be assumed by such Transferee party as of the applicable Closing or that the applicable Transferor Party agree to either terminate such Service Contract or be responsible for any such Service Contract not assumed and not terminated at no cost to the applicable Transferee Party. Those Service Contracts to be assigned to and assumed by a Transferee Party shall be enumerated on Schedule A to the Assignment and Assumption of Obligations (Exhibit I to the Agreement) as of the applicable Closing.

10. PARKING RELOCATION-CCC5. TST is aware of that certain Parking Easement and Relocation Agreement recorded February 5, 1997 as Instrument No. 13602281 that encumbers CCC5 and identified as item 21 in the Proforma Schedule B to the CCC5 Pro Forma (the "Parking Easement and Relocation Agreement"). Pursuant to Section 3a of the Parking Easement and Relocation Agreement, upon completion of the "Symantec Parking Facilities" (as therein defined), the owner of the "Lot 5 Property" (as therein defined) shall give written notice to the "Permittees" and others as defined and specified therein specifying the date upon which such relocation to the Symantec Parking Facilities shall be effective, and setting forth the identification numbers and floor location of the parking spaces in the Symantec Parking Facilities initially allocated to the "Benefited Property" (as therein defined), if only assigned spaces are to be used by such Permitees. The completion of the Symantec Parking Facilities as defined in the Parking Easement and Relocation Agreement is close at hand and is likely to occur prior to the First Closing. Symantec hereby agrees that if Symantec intends to give notice of the relocation to the Symantec Parking Facilities pursuant to such Section 3a prior to the First Closing, TST shall have the right to approve any such notice, which approval shall not be unreasonably withheld. If such notice is not given by Symantec prior to the First Closing, TST agrees that a notice shall be given by TST concurrently and as a condition to the First Closing.

11. CREDITS AND ADJUSTMENTS. During the Feasibility Period, each of Symantec and TST, as a result of their respective investigations of the Properties, have asserted that the other should be responsible for one or more items or repair or construction with respect to the Properties. Each of Symantec and TST have now agreed that neither of them shall have any responsibility prior to or after Closing to undertake any repair or construction except (i) as specifically set forth in Schedule 1 to this Amendment No. 4, or (ii) as


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necessary to comply with the requirements of Section 7.3 of the Agreement
("Operations of the Projects"). Without limiting the generality of the foregoing, Symantec and TST specifically agree that Symantec shall have no responsibility for any public art requirement imposed by the City with respect to Building CCC5 and TST hereby agrees to assume such public art requirement. In consideration therefor, at the First Closing, Symantec shall fund One Hundred Thousand Dollars ($100,000.00) of TST's Apple termination payment.

12. CITY ISSUES. From time to time during the Feasibility Period, TST or its consultants have raised certain concerns relating to City entitlements and approvals relating to the CCC5 Building, including, without limitation, issues relating to (i) an alleged requirement that Symantec occupy the CCC5 Building in light of the special square footage allocations granted by the City for the CCC5 Building (the "Occupancy Issue"), (ii) the adequacy of parking within the CCC5 Building (the "Parking Issue"), and (iii) any requirement that an improved pedestrian connection be created between the CCC5 Building and WHQ (the "Yellow Brick Road Issue"). In executing this Amendment No. 4, TST is doing so after having a complete opportunity to satisfy itself as to the Occupancy Issue, the Parking Issue, the Yellow Brick Road Issue, and any other issue relating to the City and the City's approval of Building CCC5. TST hereby accepts the status of City entitlements and approvals and waives any condition whatsoever based upon such issues. Symantec covenants and agrees to take such actions and pay, or cause to be paid, such sums as are necessary in order to comply with Resolution 98-294 of the City.

13. SUBDIVISION IMPROVEMENTS. From and after the date of this Amendment No. 4, Symantec shall cause to be completed to the satisfaction of City all subdivision improvements required to be completed by Symantec pursuant to that certain Agreement (De Anza Blvd-Symantec-Tract 7953 Lot 5) by and between the city of Cupertino and Symantec and requiring Symantec to complete certain sidewalk improvements pursuant to the plans and specifications prepared by Kier and Wright, and, among other things, to post a bond in the amount of $27,000 to cover the maximum estimated cost of such improvements (the "Sidewalk Improvements"), and shall perform from and after the First Closing all warranty repairs as may be required by City to the Sidewalk Improvements. The provisions of this Section 13 shall survive the First Closing.

14. MISCELLANEOUS COVENANTS OF TST.

        14.1. GRANT DEED (CCC2). The legal description attached hereto as
        Schedule 3 shall be attached as Exhibit A to Exhibit B-2 to the Agreement (Grant Deed-CCC2)

        14.2. TST OBLIGATIONS RE AMENDMENT NO. THREE TO MASTER DECLARATION. TST is aware that on February 7, 1997 there was recorded in the Official Records of Santa Clara County as Instrument No. 13605375 a document entitled Amendment No. 3 to Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Cupertino City Center ("Amendment No. 3 to Master CCR's"). Amendment No. 3 to Master CCR's reserves unto Symantec or the Owner of CCC5 certain rights and benefits relating to such Master CCR's and the Cupertino City Center Owner's Association. Such rights and benefits obtained by Symantec through Amendment No.

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        3 to Master CCR's are rights and benefits desired by Symantec with respect to its ownership of CCC2. TST hereby covenants that TST shall agree to accord to Symantec with respect to CCC2 the same rights and benefits under Amendment No. 3 to CCR's as Symantec now enjoys with respect to CCC5. In furtherance of such covenant, TST and Symantec agree, as of the First Closing, to enter into the covenant running with the land in the form of Schedule 7 to this Amendment No. 4.

15. ASSIGNMENT AND ASSUMPTION OF OBLIGATIONS.

        15.1. SCHEDULE A LISTS OF CONTRACTS TO BE ASSUMED. The Agreement requires an Assignment and Assumption of Obligations in the form attached to the Agreement as Exhibit I to be delivered at the First Closing and the Second Closing. Exhibit I contemplates that the parties will attach to the form of Exhibit I delivered at each such Closing a Schedule A identifying the "Contracts" to be specifically assigned to and assumed by the respective Transferee Party. Attached hereto as Schedules 12, 13 and 14 are the completed Schedule A to be attached to the Assignment and Assumption of Obligations for CCC5, CCC2, and WHQ respectively. The Contracts listed are intended to include all amendments and change orders thereto through the date of this Amendment No. 4 plus all change orders between the date hereof and Closing approved by the Assignee thereof.

        15.2. ASSIGNOR RESPONSIBLE FOR AMOUNTS OWING FOR WORK PRIOR TO CLOSING. With respect to all such "Contracts" to be so assumed in connection with each respective Assignment and Assumption of Obligations, it is specifically agreed that the Assignor party shall either (i) have paid all amounts due under the assigned Contracts for work under such Contracts undertaken prior to the date of Closing or (ii) shall have, by executing this Amendment No. 4, agreed to be responsible for the payment of all amounts due under the assigned Contracts for work under such Contracts undertaken prior to the date of Closing but not fully paid as of the date of Closing.

16. COUNTERPARTS. This Amendment No. 4 may be executed in one or more counterparts pursuant to the Agreement.

17. NO FURTHER AMENDMENT. Except as herein and heretofore amended, the Agreement remains unchanged and in full force and effect.

18. CCC5 SIGNAGE. Immediately following the mutual execution of this Amendment No. 4, Symantec will remove all signage from the Property identifying Sares-Regis as Symantec's project developer, and TST shall have the right to erect leasing and marketing signs on CCC5.

19. BUILDING CCC5 GENERAL CONTRACT DEFINITION. The definition of "Building CCC5 General Contract" set forth in the Agreement at Section 2.2.10 is hereby amended to add to Exhibit O to the Agreement the following:

"Webcor change orders #2, 3, and 4 as forwarded to TST (Tom Shapiro, Thomas Feldstein and General Counsel Tishman Speyer Properties, LP) via Federal Express on November 30, 1998 and those Webcor Change Orders through Webcor Change Order

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No. 70 as shown on the Webcor Builders Change Estimate Log faxed to Thomas
Feldstein on December 16, 1998."

20. CONSENT TO ASSIGNMENT OF ARCHITECT'S AGREEMENT. Exhibit P-2 to the Agreement is hereby modified by adding the following sentence:

"Owner hereby reconfirms and agrees to all of the duties and obligations it assumed under the Architect's Agreement."

21. CONSENT TO ASSIGNMENT OF BUILDING CCC5 GENERAL CONTRACT. Exhibit P-1 of the Agreement is hereby modified by adding the following at the end of paragraph 1 thereof:

"; provided, however, that the warranty for equipment shall be twelve (12) months."

22. BILL OF SALE AND GENERAL ASSIGNMENT. Paragraph 1 of Exhibit R to the Agreement (Form of Bill of Sale and General Assignment) is hereby amended to read as follows:

"1. All fittings, equipment, machinery, fixtures of every kind and character owned by Assignor and affixed to the Property, without limitation, specifically including and excluding those items identified on Schedule 1 as "Included" or "Excluded" attached hereto. Specifically excluded from this assignment is all personal property of every kind and character owned by Assignor and placed or situated upon the Property, except those items of personal property owned by Assignor, situated on the Property and used in connection with the operation of the Property and specifically identified on Schedule 1;"

Schedules 8, 9, and 10 attached to this Amendment No. 4 identify with respect to each Property items that are specifically to be "Included" and those items that are specifically to be "Excluded". Schedule 11 attached to this Amendment No. 4 identifies those items of personal property used in connection with the operation of the Properties which are to be assigned to the Transferor Party at the applicable Closing.

23. MANAGEMENT OF CCC5 CONSTRUCTION. Pursuant to Section 7.3.1 of the Agreement, Symantec undertook to manage the construction of Building CCC5 in accordance with the provisions of such Section 7.3.1. In executing this Amendment, TST acknowledges that to the date hereof, Symantec has complied to TST's satisfaction with the requirements of such Section 7.3.1. Symantec hereby represents that no change orders in addition to (i) those set forth in Exhibit O to the Agreement (as amended by Section 19 of this Amendment No. 4) or (ii) any change order issued in connection with the completion of the Remaining Construction Items for the fulfillment of the Symantec Completion Covenant will be entered into by Symantec unless TST's prior consent has been obtained.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 as of
December 15, 1998.

"SYMANTEC"                             "TST"

SYMANTEC CORPORATION,                  TST DEVELOPMENT, L.L.C., a Delaware
Delaware corporation                   limited liability company

By: /s/ HOWARD BAIN                    By:  /s/ BRUCE SABER
   --------------------------------       --------------------------------------

Name:   Howard Bain                  Name:      Bruce Saber
     ------------------------------         ------------------------------------

Its                                    Its     Vice President
   --------------------------------       --------------------------------------


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                                   SCHEDULE 1
                           SYMANTEC CONSTRUCTION ITEMS

                                   MEMORANDUM

--------------------------------------------------------------------------------

Date:   11/2/1998

        Revised 11/19/1998

        Revised 12/2/1998

        Revised 12/11/1998

        Revised 12/14/1998

To:     Carl Shannon

From:   Michael Lambert

Re:     Symantec CCC5

--------------------------------------------------------------------------------

The following list of deficiencies is a result of my site visits to the Symantec CCC5 project in Cupertino. The following list describes all punchlist items know and outstanding to date and now incorporates the outstanding items from the HOK project punchlist dated 10/9/98 that accompanied the Certificate of Substantial Completion

GENERAL NOTES:

        1. Stacked telephone rooms need to have either 4" conduit sleeves between rooms that have been firesafed or have a concrete knock-out in the deck. (work is ongoing)

        2. TSP to schedule acoustical consultant visit to project to determine if there are any acoustical or vibration issues at the rooftop mechanical rooms and adjacent spaces. The concern comes from the fact that the pipes feeding the chillers are not mounted on isolation mounts. The worst case solution would be to install insulation mounts on the pipes feeding the chillers. Simpler solutions may be possible.

        3. Consolidated and outstanding HOK Punchlist items carried on this Punchlist

o       Elevator 3 is not complete, has a low ceiling and has not been reviewed

o       Elevator 4 & 5 is not complete and has not been reviewed

o Room 107 - door 107A to the outside needs to have panic hardware removed and deadlock installed on the operating leaf. Plywood needs to be removed.

ROOM    ITEM
FIRST FLOOR

108     Carpet inset edges need correction

115 Replace standard toilet compartment stall door due to scratch and dent in door.

119     Vinyl Base needs to be completed

SECOND FLOOR

205 Handicapped toilet partition door damaged at latch mechanism. Replace door.

THIRD FLOOR

        All items completed

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FOURTH FLOOR

        All items completed

STAIRS

        All items completed

FIFTH FLOOR (MECHANICAL PENTHOUSE)

        o Need to verify that chiller does not emanate unacceptable noise and vibration to tenant space below mechanical rooms.

        o Chillers are on isolation mounts but piping supports to chiller piping appear to short circuit isolation flex connections.

GARAGE (ALL LEVELS)

        o Drainage lines that run down the face of columns need guards to protect them from vehicle damage.

o Add bollards to protect electrical / mechanical equipment in basement and relocate selected bollards to provide more adequate protection.

PENTHOUSE

        All items completed

EXTERIOR

        All items completed

SITE

        o Planter walls in plaza area have cracks which need patching. Method of patching discussed with the general contractor is to paint all planter wall with an elastomeric coating system (Text
                Coat), color to match existing building exterior wainscot.

        o Planting strip adjacent to the DeAnza sidewalk at the southwest corner of the property remains un-planted.

        o Front steps and railing have been corrected. Control joints for this work need sealant.

                                   SCHEDULE 2
                            PARKING RELOCATION NOTICE

                             [INTENTIONALLY OMITTED]

                                   SCHEDULE 3
                           LEGAL DESCRIPTION FOR CCC2

        REAL PROPERTY in the City of CUPERTINO, County of Santa Clara, State of California, described as follows:

        PARCEL ONE:

        Lot 2 as shown on that certain Map of Tract No. 7734 filed October 9, 1985 in Book 550 of Maps, pages 24, 25 and 26, Records of Santa Clara County.

        Excepting therefrom the underground water rights conveyed to California Water Service Company, a California corporation by Deeds recorded July 11, 1984 in Book I709, page 320 of Official Records and September 7, 1984 in Book I859, page 185 of Official Records.

        PARCEL TWO:

        All easements, rights, benefits and privileges described in that certain Declaration of Covenants, Conditions and Restrictions and Grants of Easements for Cupertino City Center, recorded October 9, 1985 in Book J482, page 1907, Official Records, as amended by First Amendment to Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Cupertino City Center, recorded September 2, 1987, in Book K281, page 2071, Official Records, appurtenant to Parcel One above.

        PARCEL THREE:

        A non-exclusive easement for the benefit of Parcel One above, its owners, successors, assigns, employees, tenants, and invitees, for the parking of 494 automobiles in the commercial parking structure located on lot three as shown on that certain Map of Tract No. 7734 recorded in Book 550, Pages 24, 25 and 26, Official Records of the County of Santa Clara, and more particularly described as Parcel A of that certain Map of Tract No. 7870, recorded in Book 573, Pages 21 and 22, Official Records of the County of Santa Clara, as granted in that certain TRUSTEE'S DEED UPON SALE, recorded in Book N936, Page 132, Official Records of the County of Santa Clara.

        Together with a non-exclusive easement across Parcel A for vehicular ingress to and egress from such parking structure.

        PARCEL FOUR:

        An easement over that certain real property described as Lot 5 as shown on that certain map of Tract No. 7734 filed October 9, 1985 in Book 550 of Maps, pages 24, 25 and 26, Official Records of Santa Clara County for an encroachment of certain improvements all as more particularly described in that certain Grant of Encroachment Easement between Cupertino City Center Owners Association, as grantor and Cupertino City Center Associates D, as grantee, recorded on February 26, 1987, Instrument No. 9172700, in Book K052, page 518, Official Records of Santa Clara County.

                                   SCHEDULE 4
                            SERVICE CONTRACTS (CCC5)

---------------------------------------------------------------------------------------------
EXISTING SERVICE CONTRACTS             TO BE TERMINATED            TO BE ASSUMED
(List those Service Contracts          (If Transferor Party        (If Transferee Party
existing as of the date of Amendment   should terminate or be      intends to assume a
No. 4)                                 responsible for a Service   Service Contract,
                                       Contract, check here)       check here)
---------------------------------------------------------------------------------------------
Pacific Auxiliary Fire Alarm (fire                                 X
alarm monitoring)
---------------------------------------------------------------------------------------------
Dover Elevator (elevator                                           If Dover executes and
maintenance)                                                       delivers the form of
                                                                   contract presented
                                                                   to TST, TST will assume
                                                                   such contract
---------------------------------------------------------------------------------------------
Soundnet (elevator phone monitoring)                               X
---------------------------------------------------------------------------------------------

                                   SCHEDULE 5
                            SERVICE CONTRACTS (CCC2)

---------------------------------------------------------------------------------------------
EXISTING SERVICE CONTRACTS             TO BE TERMINATED            TO BE ASSUMED
(List those Service Contracts          (If Transferor Party        (If Transferee Party
existing as of the date of Amendment   should use its best         intends to assume a
No. 4)                                 efforts to terminate a      Service Contract,
                                       Service Contract, check     check here)
                                       here)
---------------------------------------------------------------------------------------------
None
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                                   SCHEDULE 6
                             SERVICE CONTRACTS (WHQ)

---------------------------------------------------------------------------------------------
EXISTING SERVICE CONTRACTS             TO BE TERMINATED            TO BE ASSUMED
(List those Service Contracts          (If Transferor Party        (If Transferee Party
existing as of the date of Amendment   should use its best         intends to assume a
No. 4)                                 efforts to terminate a      Service Contract,
                                       Service Contract, check     check here)
                                       here)
---------------------------------------------------------------------------------------------
Cummins West (generator maintenance)                               X
---------------------------------------------------------------------------------------------
Industrial Landscape Services                                      X
(landscape maintenance)
---------------------------------------------------------------------------------------------
Protection Service Industries                                      X
---------------------------------------------------------------------------------------------
United States Elevator                                             X
---------------------------------------------------------------------------------------------
Cal-Air                                                            X
---------------------------------------------------------------------------------------------
Loma Cleaning  Service                                             X
---------------------------------------------------------------------------------------------
T&R Cabling                                                        X
---------------------------------------------------------------------------------------------

                                   SCHEDULE 7
                        COVENANT RUNNING WITH THE LAND RE
                         AMENDMENT NO. 3 TO MASTER CCR'S

WHEN RECORDED RETURN TO:
Symantec Corporation
10201 Torre Ave
Cupertino, CA 95014
Attn:  Ruth Gaube, Esq.

--------------------------------------------------------------------------------

     DECLARATION OF AGREEMENT AND COVENANTS RUNNING WITH THE LAND REGARDING
             AMENDMENTS TO CUPERTINO CITY CENTER MASTER DECLARATION

        THIS DECLARATION OF AGREEMENT AND COVENANTS RUNNING WITH THE LAND REGARDING AMENDMENTS TO CUPERTINO CITY CENTER MASTER DECLARATION (the "Agreement") is made this ____ day of ________, 1999, by Symantec Corporation, a Delaware corporation ("Symantec"), Sumitomo Bank Leasing and Finance, a Delaware corporation ("Sumitomo") and TST Development, L.L.C., a Delaware limited liability company ("TST").

                                 R E C I T A L S

        A. TST is the fee owner of certain real property located in the City of Cupertino, County of Santa Clara, State of California, described as Lot 5 of Tract No. 7953, per map recorded in Book 571, Pages 36 and 37 of the records of the Santa Clara County Recorder ("Lot 5").

        B. Sumitomo is the fee owner of certain real property located in the City of Cupertino, County of Santa Clara, State of California, described as Lot 2 of Tract No. 7734, per map recorded in Book 550, Pages 24, 25 and 26 of the records of the Santa Clara County Recorder ("Lot 2 ").

        C. Symantec Corporation, a Delaware corporation ("Symantec") is the lessee of Lot 2.

        D. A Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Cupertino City Center was recorded October 9, 1985, in Book J482, Page 1907, as amended (collectively, the "Declaration").

        E. Section 2.4.2 of the Declaration provides that it may be amended for the purpose of terminating the Class B Membership of the Association (the "Class B Membership") by the written assent of each of the following: (i) Cupertino City Center Associates B, a California limited partnership

                ("CCCB"), (ii) Cupertino City Center Associates C, a California limited partnership and (iii) Cupertino City Center Associates D, a California limited partnership ("CCCD").

        F. Cupertino City Center Associates C, a California limited partnership was merged into CCCD.

        G. Amendment No. 3 to Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Cupertino City Center was recorded February 7, 1997 as Document No. 13605375 in the Official Records of Santa Clara County ("Amendment No. 3").

        H. Pursuant to Amendment No. 3, CCCB and CCCD, agreed to certain covenants as particularly set forth in paragraphs 1 (the "Paragraph 1 Covenants"), 2 (the "Paragraph 2 Covenants") and 3 (the "Paragraph 3 Covenants") of Amendment No. 3 (the "Amendment No. 3 Covenants") and summarized as follows:

                o       (i) relating to the termination of the Class B
                        Membership; and

                o (ii) requiring, prior to the termination of the Class B Membership, the written approval of the owner of Lot 5 in order to: (x) amend the Declaration or to permit the Association to take any action which would adversely impact the exercise of certain specified rights set forth in paragraph 3(a) of Amendment No. 3 or (y) impose rules and regulations against the owner of Lot 5 or which are not imposed uniformly against all "Owners" (as defined in the Declaration) pursuant to paragraph 3(b) of Amendment No. 3.

        I. Symantec will hereafter hold its leasehold interest in and Sumitomo will hereafter hold its fee title in and to Lot 2 and TST will hereafter hold its fee title in and to Lot 5, subject to the covenants herein set forth which shall inure to the benefit of and burden each of Sumitomo and Symantec, and the successors in interest as to Lot 2 and TST and its successors in interest as to Lot 5, and shall run with Lot 5 and Lot 2, all as hereinafter set forth.

        NOW, THEREFORE, Sumitomo, Symantec and TST hereby covenant, agree and declare that all of their respective interests in Lot 5 and Lot 2 shall be held and conveyed subject to the respective burdens and benefits of the following covenants the enjoyment of which are hereby declared to be for the benefit of each of Lot 5 and Lot 2, and the owners of said interests, their successors and assigns and the covenants which are hereby declared to be for the benefit of each of Lot 5 and Lot 2 as described herein, and the owners of said interests, their successors and assigns.

              COVENANTS AND AGREEMENTS RE AMENDMENTS TO DECLARATION

1. AMENDMENT NO. 3 COVENANTS. TST hereby covenants and agrees as follows with respect to the Amendment No. 3 Covenants:

        1.1. PARAGRAPH 1 COVENANTS. TST concurs that it is desirable that the Class B membership be terminated at the earliest possible date. In furtherance thereof, TST agrees that if, prior to December 31, 1999, an amendment to the Declaration terminating the Class B Membership prior to December 31, 1999 is presented for TST's approval , TST agrees to grant such approval; provided, however, if such amendment includes issues in addition to the termination of the Class B Membership which additional issues TST reasonably believes will have a materially adverse impact on Lot 5, TST shall not be obligated to grant such approval.

        1.2. PARAGRAPH 3 COVENANTS. Until the termination of the Class B Membership, the written approval of the owner of Lot 2 shall be required before the owner of Lot 5 grants any approval required by the Paragraph 3 Covenants if the issue for which such approval is required will materially adversely impact or materially discriminate against the owner of Lot 2.

                               GENERAL PROVISIONS

1. NO WAIVER. Failure to enforce any provision, term or condition of this Agreement in any instance or on any particular occasion shall not be deemed a waiver of such right on that or any such future breach of the same or any other provision, term or condition of this Agreement.

2. CUMULATIVE REMEDIES. All rights, options and remedies of the owner of Lot 5 or Lot 2 shall be cumulative and such party shall have the right to pursue any one or all of such rights, options and remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Agreement.

3. SEVERABILITY. Invalidation of any one or a portion of the provisions, terms or conditions of this Agreement by judgment or court order (including arbitration) shall in no way affect any other provisions, which shall remain in full force and effect.

4. COVENANTS TO RUN WITH THE LAND; TERM; AUTOMATIC EXPIRATION OF EFFECT. The covenants, conditions and restrictions described herein shall run with the property described herein as being burdened and benefited therewith, but shall terminate as of 12 midnight on December 31, 1999 (the "Termination Date"). As of the Termination Date, the agreements, covenants, conditions and restrictions set forth herein and created hereby shall be of no further force or effect. Following the Termination Date, this Agreement shall NOT be an encumbrance on title for either of Lot 5 or Lot 2, and the parties hereto agree that it shall NOT be necessary to record any subsequent document in order to cause this Agreement to be removed as an encumbrance on title.

5. CONSTRUCTION. The Article and Section headings have been inserted for convenience only, and shall not be considered or referred to in resolving questions of interpretation or construction.

6. NUMBER AND GENDER. Whenever the context of this Agreement requires the same, the singular shall include the plural and the masculine shall include the feminine and the neuter.

7. ATTORNEYS' FEES.

        7.1. ADVERSARIAL ACTIONS. Should any party institute any action or proceeding (i) to enforce or interpret this Agreement, (ii) for damages by reason of any alleged breach of this Agreement or of any provision thereof, or
(iii) for a declaration of rights under this Agreement, the prevailing party in any such action or proceeding shall be entitled to receive from the other party or parties thereto all attorneys' and other fees incurred by the prevailing party in connection with such action or proceeding.

        7.2. DEFINITIONS. The term "attorneys' and other fees" shall mean and include actual attorneys' fees (whether by retainer, salary or otherwise), accountants' fees, expert witnesses' fees, and any and all other similar fees, costs and expenses incurred in connection with the action or proceeding and preparations therefor (which actual fees may be in excess of what a court would determine to be reasonable, had such issue been presented to the court). The term "action or proceeding" shall mean and include actions, proceeds, suits, arbitrations, appeals and other similar proceedings and other nonjudicial dispute resolution mechanisms.

8. NOTICES. Except as otherwise provided in this Agreement, any notice to be given pursuant to this Agreement shall be in writing and shall be deemed to have been properly mailed when placed in the first class United States mail, postage prepaid, return receipt requested, to the address set forth below and when also sent by facsimile to the number set forth below. Any notice so deposited in the mail within the County shall be deemed delivered on the third (3rd) business day after such proper mailing.

               Symantec:
               ---------
               Symantec Corporation
               10201 Torre Ave
               Cupertino, CA 95014
               Attn:  Ruth Gaube, Esq.
               FAX:

               TST:

               ----------------------

               ----------------------

               ----------------------

               Sumitomo:

               ----------------------

               ----------------------

               ----------------------

               Attn:
                    -----------------

               FAX:
                    -----------------

Any party may change its address for the purpose of receiving notices by giving notice as herein provided. The affidavit of an officer or authorized agent of the owner of Lot 5 or Lot 2 declaring under penalty of perjury that a notice has been mailed to the respective party, to the address or addresses described above, shall be deemed conclusive proof of such mailing, whether or not such notices are actually received.

9. AMENDMENTS. This Agreement may be amended by the written assent of the owners of Lot 5 and Lot 2 and recording in the Official Records of Santa Clara County.

10. MORTGAGEE PROTECTION CLAUSE. No breach of the provisions, terms or conditions of this Agreement shall defeat or render invalid the lien of any deed of trust made in good faith and for value, but all of said provisions, terms or conditions of this Agreement shall be binding upon and effective against any such lienholder in possession of a portion of Lot 5 and Lot 2 and any owner whose title is derived through foreclosure or trustee's sale, or otherwise, with respect to a portion of Lot 5 or Lot 2; provided, however, that no such lienholder in possession or owner whose title is derived through foreclosure or trustee's sale under said lien shall be liable for any obligation arising prior to the date of said foreclosure, trustee's sale or possession.

11. FURTHER DOCUMENTATION. Each of the undersigned hereby agrees to cooperate in the review and execution of such additional documents as may be reasonably presented in order to confirm the rights and obligations created hereby.

IN WITNESS WHEREOF, the parties have executed this DECLARATION OF AGREEMENT AND COVENANTS RUNNING WITH THE LAND REGARDING AMENDMENTS TO CUPERTINO CITY CENTER MASTER DECLARATION on the day and year first herein above written.

SYMANTEC CORPORATION, a Delaware corporation

By:
   ------------------------------------

      Name:
           ----------------------------

        Its:
            ---------------------------

SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation

By:
   ------------------------------------

      Name:
           ----------------------------

        Its:
            ---------------------------

TST DEVELOPMENT, L.L.C., a Delaware corporation

By:
   ---------------------------------

Name:
     -------------------------------

Its:
    --------------------------------

[ADD NOTARY JURAT]

                                   SCHEDULE 8
                      (SCHEDULE 1 TO BILL OF SALE FOR CCC5)

------------------------------------------------------------------------------------------
ITEM                                             INCLUDED              EXCLUDED
------------------------------------------------------------------------------------------
Model of Building CCC5                           X
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                                   SCHEDULE 9
                      (SCHEDULE 1 TO BILL OF SALE FOR CCC2)

------------------------------------------------------------------------------------------
ITEM                                             INCLUDED              EXCLUDED
------------------------------------------------------------------------------------------
None
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                                   SCHEDULE 10
                      (SCHEDULE 1 TO BILL OF SALE FOR WHQ)

------------------------------------------------------------------------------------------
ITEM                                             INCLUDED              EXCLUDED
------------------------------------------------------------------------------------------
2 power conditioners                             X
------------------------------------------------------------------------------------------
Wiring, cabling                                  X
------------------------------------------------------------------------------------------
All installed HVAC units                         X
------------------------------------------------------------------------------------------
Built-in dishwashers                             X
------------------------------------------------------------------------------------------
Electric drop screens in conference rooms        X
------------------------------------------------------------------------------------------
Roof deck awnings                                X
------------------------------------------------------------------------------------------
Track lighting                                   X
------------------------------------------------------------------------------------------
Conference room cabinetry                        X
------------------------------------------------------------------------------------------
Under sink water filtration systems              X
------------------------------------------------------------------------------------------
Courtyard-tables, ash and trash receptacles      X
------------------------------------------------------------------------------------------
Fire extinguishers                               X
------------------------------------------------------------------------------------------
400kw diesel generator and transfer switch       X
------------------------------------------------------------------------------------------
30kva Libert UPS                                                       X
------------------------------------------------------------------------------------------
Computer, phone equipment and racking                                  X
------------------------------------------------------------------------------------------
Furniture (including partitions and modules),                          X
whiteboards, bulletin boards, artwork
------------------------------------------------------------------------------------------
4 portable spot lights over building entries                           X
------------------------------------------------------------------------------------------
Water coolers                                                          X
------------------------------------------------------------------------------------------
First aid boxes                                                        X
------------------------------------------------------------------------------------------
Vending machines                                                       X
------------------------------------------------------------------------------------------
Soda fountains                                                         X
------------------------------------------------------------------------------------------
All conference room audio-visual equipment and                         X
racking
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
ITEM                                             INCLUDED              EXCLUDED
------------------------------------------------------------------------------------------
Projection glass screens                                               X
------------------------------------------------------------------------------------------
Portable screens                                                       X
------------------------------------------------------------------------------------------
Roof deck furniture                                                    X
------------------------------------------------------------------------------------------
ATM versateller                                                        X
------------------------------------------------------------------------------------------
Fitness Center equipment                                               X
------------------------------------------------------------------------------------------
All supplies                                                           X
------------------------------------------------------------------------------------------
All portable equipment                                                 X
------------------------------------------------------------------------------------------
All copiers, fax machines, printers, computers                         X
------------------------------------------------------------------------------------------
Mailing machines                                                       X
------------------------------------------------------------------------------------------
Coffee makers                                                          X
------------------------------------------------------------------------------------------
Interior plants                                                        X
------------------------------------------------------------------------------------------
Lobby furniture and plants                                             X
------------------------------------------------------------------------------------------
Mechanical files in Finance, legal and treasury                        X
------------------------------------------------------------------------------------------
Electronic message boards and monitors                                 X
------------------------------------------------------------------------------------------
Wall and ceiling mounted cameras                                       X
------------------------------------------------------------------------------------------
Computer room temperature monitoring equipment                         X
------------------------------------------------------------------------------------------
Projection room equipment                                              X
------------------------------------------------------------------------------------------
Coffee cart                                                            X
------------------------------------------------------------------------------------------
Security system equipment, including without                           X
limitation, keypads, readers
------------------------------------------------------------------------------------------
Signage                                                                X
------------------------------------------------------------------------------------------

                                   SCHEDULE 11
                             PERSONAL PROPERTY LIST
                         USED IN OPERATION OF PROPERTIES

PROPERTY:  CCC5
------------------------------------------------------------------------------------------
ITEM: (IF NONE, ENTER "NONE")                  COMMENT:
------------------------------------------------------------------------------------------
None
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

PROPERTY:  CCC2
------------------------------------------------------------------------------------------
ITEM: (IF NONE, ENTER "NONE")                  COMMENT:
------------------------------------------------------------------------------------------
None
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

PROPERTY:  WHQ
------------------------------------------------------------------------------------------
ITEM: (IF NONE, ENTER "NONE")                  COMMENT:
------------------------------------------------------------------------------------------
None
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                                   SCHEDULE 12
                    ASSIGNMENT AND ASSUMPTION OF OBLIGATIONS
                                LIST OF CONTRACTS
                                     (CCC5)

------------------------------------------------------------------------------------------
CONTRACT TO BE ASSUMED BY TST                  COMMENTS
------------------------------------------------------------------------------------------
Webcor Builders (Building CCC5 General
Contract)
------------------------------------------------------------------------------------------
HOK Architects (Building CCC5 Architectural
Contract)
------------------------------------------------------------------------------------------
Treadwell & Rollo (Geotechincal testing and
inspection)
------------------------------------------------------------------------------------------
Kier & Wright (Civil engineering design)
------------------------------------------------------------------------------------------
Nishkian & Associates (Structural engineer)
------------------------------------------------------------------------------------------
C & B Consulting engrs (Mechanical design review)
------------------------------------------------------------------------------------------
The Engineering Enterprise (Electrical
design review)
------------------------------------------------------------------------------------------
Guzzardo & Associates (Landscape architect)
------------------------------------------------------------------------------------------
Ehrlich-Rominger (Interior design)
------------------------------------------------------------------------------------------
Consolidated Engineering Laboratories
(Special inspection)
------------------------------------------------------------------------------------------

                                   SCHEDULE 13
                    ASSIGNMENT AND ASSUMPTION OF OBLIGATIONS
                                LIST OF CONTRACTS
                                     (CCC2)

------------------------------------------------------------------------------------------
CONTRACT TO BE ASSUMED BY SYMANTEC             COMMENTS
------------------------------------------------------------------------------------------
None
------------------------------------------------------------------------------------------

                                   SCHEDULE 14
                    ASSIGNMENT AND ASSUMPTION OF OBLIGATIONS
                                LIST OF CONTRACTS
                                      (WHQ)

------------------------------------------------------------------------------------------
CONTRACT TO BE ASSUMED BY TST                  COMMENTS
------------------------------------------------------------------------------------------
None
------------------------------------------------------------------------------------------

                              PROFORMA TITLE POLICY
                                     (CCC5)

PROFORMA prepared 11-2-98
Owners Policy
(1970) Form B
Schedule A

                               PROFORMA SCHEDULE A

                     Total Fee for Title Search, Examination

                          and Title Insurance $PROFORMA

Amount of Insurance $TBD                                       Policy No. 515342

Date of Policy: PROFORMA

1.      Name of Insured:

        TO BE DETERMINED

2.      The estate or interest in the land which is covered by this policy is:

        A FEE AS TO PARCEL ONE, EASEMENTS AS TO PARCELS TWO, THREE, FOUR AND
        FIVE

3.      Title to the estate or interest in the land is vested in:

        TO BE DETERMINED

4.      The land referred to in this policy is described as follows:

        REAL PROPERTY in the City of Cupertino, County of Santa Clara, State of California, described as follows:

        PARCEL ONE:

        Lot 5, as shown on that certain Map entitled Tract No. 7953 Cupertino City Center Phase III, which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on February 27, 1987, in Book 571 of Maps, pages 36 and 37.

        PARCEL TWO:

        Easements as described in the Section entitled "Easements and Rights Reserved for Owners" of the Article entitled "Easements and Rights of Entry" of the Declaration of Covenants, Conditions and Restrictions and Grant of Easement for Cupertino City Center recorded October 9, 1985, in Book J482, page 1907, as amended by that certain First Amendment recorded September 2, 1987, in Book K281, page 2071, and as amended by that Second Amendment recorded February 7, 1997 in Instrument No 13605374, and as amended by that certain Third Amendment recorded February 7, 1997 in Instrument No 13605375 and each in the Official Records of Santa Clara County, California.

(LEGAL DESCRIPTION CONTINUED)

        PARCEL THREE:

        Easements for parking, landscaping, support, settlement and encroachment as granted to Cupertino City Center Buildings, a California Limited Partnership, in the Grant of Easement (Cupertino City Center 5) recorded February 5, 1997 under Series No.
        13602286, Official Records.

        PARCEL FOUR:

        Easements for parking structure support as granted to Sumitomo Bank Leasing and Financing Inc., a Delaware corporation in Easement For Parking Structure Agreements recorded February 5, 1997 under Series Nos. 13711104 and 13711105, Official Records.

        PARCEL FIVE:

        Easements for parking structure construction shoring as granted to Sumitomo Bank Leasing and Financing Inc., a Delaware corporation in Easement For Parking Structure Construction Shoring recorded October 21, 1997 under Series No 13903074, Official Records.

        APN: 369-01-035

Owners Policy - 1970

                               PROFORMA SCHEDULE B             Policy No. 515342

                                     Part I

This policy does not insure against loss or damage by reason of the following:

1.      TAXES for the fiscal year 1998-1999

        1st Installment     :  $40,139.94, paid

        2nd Installment     :  $40,139.94, unpaid, a lien not yet due

        Land                :  $6,630,000

        Improvements        :  $620,000

        Personal Property   :  $-0-

        Exemption           :  $-0-

        A. P. No.           :  369-01-035

        Code Area           :  13-003

2. THE LIEN of supplemental taxes, if any, assessed on or after the date hereof, pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

3. EASEMENTS as shown on the Parcel Map filed in Book 526 of Maps, pages 3, 4 and 5 for the following purposes:

  a)    For                 :  Public Sidewalk

        Affects             :  Strips of Land, 10 feet wide, within Parcel Two

  b)    For                 :  Public Utilities

        Affects             :  Strips of Land, 10 feet wide, within Parcels
                               Two and Three

        BY RESOLUTION NO. 9739 of the City Council of the City of Cupertino of Santa Clara County, a portion of said easement was vacated as unnecessary for present or prospective public use, a certified copy of which was recorded November 25, 1996 under Series No. 13533987, Official Records.

        BY RESOLUTION NO. 9739 of the City Council of the City of Cupertino recorded February 5, 1997 under Series No. 13601894, Official Records, that portion of the above Public Utilities Easement within the westerly
        269.46 feet of the southerly 10 feet of Lot 7 of Tract No. 7953 Cupertino City Center Phase III was vacated.

        Said matter affects Parcels Two and Three.

4. COVENANTS, running with the land, for reciprocal ingress and egress easements

        Executed by         :  Cupertino City Center Associates B, a California
                               Limited Partnership

        Recorded            :  April 10, 1984 in Book I444, page 237,
                               Official Records

        Said matter affects Parcel Two.

5. COVENANTS, running with the land, for reciprocal ingress and egress easements

        Executed by         :  Cupertino City Center Associates C, a California
                               Limited Partnership

        Recorded            :  April 10, 1984 in Book I444, page 239,
                               Official Records

        Said matter affects Parcels One, Two and Three.

6. COVENANTS, running with the land, for reciprocal ingress and egress easements

        Executed by         :  Cupertino City Center Associates D, a California
                               Limited Partnership

        Recorded            :  April 10, 1984 in Book I444, page 241,
                               Official Records

        Said matter affects Parcels One, Two and Three.

7.      EASEMENT for the purposes stated herein and incidents thereto

        Purpose             :  Water Pipelines

        Granted to          :  California Water Service Company,
                               a California corporation

        Recorded            :  July 11, 1984 in Book I709, page 323,
                               Official Records

        Affects             :  as follows:

        A strip of land 20 feet in width, the centerline of which is more particularly described as follows:

        Beginning at a point on the North line of Parcel B, distant thereon South 89E 06' 40" East 216.99 feet from the Northwest corner thereon; thence from said point of beginning South 0E 53' 20" West 140.00 feet to an angle point; thence South 45E 53' 20" West 24.04 feet to an angle point; thence South 0E 53' 20" West 131.33 feet to an angle point; thence South 89E 06' 40" East 357.54 feet to a point on the general Easterly line of said Parcel B; said line also being the general Westerly line of Torre Avenue.

        The said lines of the above described easement to be lengthened or shortened as to terminate at the boundary of said Parcel B.

        (Said Parcel B being shown on the Parcel Map filed in Book 526 of Maps, page 3).

        Said matter affects PARCEL TWO.

8.      EASEMENT for the purposes stated herein and incidents thereto

        Purpose             :  Utilities

        Granted to          :  Pacific Gas and Electric Company,
                               a California corporation

        Recorded            :  April 4, 1985 in Book J311, page 1042,
                               Official Records

        Affects             :  Portions of Parcel C as shown upon the Parcel
                               Map filed for record in Book 526 of Maps at page
                               3, Santa Clara County Records, which lie within the strips of land described as follows:

        Strip 1: A strip of land of the uniform width of 15 feet lying contiguous to and Southerly of the Southerly boundary line of the City street known as Stevens Creek Boulevard and extending from the general boundary line of said lands Westerly 36.1 feet.

        Strip 2: A strip of land of the uniform width of 5 feet contiguous to and Southerly of the Southerly boundary line of the strip of land hereinbefore described and designated Strip 1 and extending from the Southerly prolongation of the Westerly terminus of said Strip 1 Easterly 10 feet.

(CONTINUED)

        Strip 3: A strip of land of the uniform width of 10 feet extending Westerly from the Westerly terminus and the Southerly prolongation thereof of said Strip 1 and lying 5 feet on each side of the line which begins at a point in said Westerly terminus and runs thence South 89E 27 1/2' West 80.0 to a point within said lands; said point of beginning bears South 64E 24' West 40.4 feet distant from the point of intersection of the Southerly boundary line of said Stevens Creek Boulevard with the general Easterly boundary line of said lands.

        Said matter affects Parcel Two.

9.      EASEMENT for the purposes stated herein and incidents thereto

        Purpose             :  Utilities

        Granted to          :  Pacific Gas and Electric Company,
                               a California corporation

        Recorded            :  April 9, 1985 in Book J314, page 1915,
                               Official Records

        Affects             :  Portions of Parcel B as shown upon the Parcel
                               Map filed for Record in Book 526 of Maps at page
                               3, Santa Clara County Records, which lie within the strips of land described as follows:

        Strip 1: A strip of land of the uniform width of 15 feet lying contiguous to and Southerly of the Southerly boundary line of the City street known as Stevens Creek Boulevard and extending from the Westerly line of the street shown as Torre Avenue upon said Parcel Map Westerly approximately 552 feet to the general boundary line of said lands.

        Strip 2: A strip of land of the uniform width of 15 feet lying contiguous to and Southerly of the Southerly boundary line of the strip of land hereinbefore described and designated Strip 1 and extending from the Westerly boundary line of said Torre Avenue Westerly 40 feet.

        Said matter affects Parcel Two.

10. EASEMENT shown on filed map of Tract No. 7734 filed October 9, 1985 in Book 550 of Maps, pages 24, 25 and 26 for the following:

        Purpose             :  (a)  Public Utility Purposes

                               (b)  Emergency Ingress and Egress

                               (c) Private Ingress and Egress for Lots 1, 2, 3 and 4 of Tract No. 7734

        Said matter affects Parcel Two.

11. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions, terms, liens or charges, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded OCTOBER 9, 1985 IN BOOK J482, PAGE 1907, Official Records.

        CONTAINS mortgagee protection clause.

        FIRST AMENDMENT thereof recorded September 2, 1987 in Book K281, page 2071, Official Records.

        SECOND and THIRD AMENDMENTS thereof recorded February 7, 1998 in Instrument No. 13605374 and 13605375, Official Records.

        Said matter affects Parcels One, Two, Three and other property.

12.     EASEMENT for the purposes stated herein and incidents thereto

        Purpose             :  Sewer Pipeline

        Granted to          :  Cupertino Sanitary District, Santa Clara
                               County, California

        Recorded            :  November 12, 1985 in Book J517, page 127,
                               Official Records

        Affects             :  As follows:

        A strip of land 10 feet in width, the centerline of said strip being more particularly described as follows:

        Beginning at a point on the Northwesterly line of Torre Avenue as said Torre Avenue is shown upon the above referenced Parcel Map; said point of beginning being on the arc of the curve having a radius of 530 feet and from which point the center of the said curve bears South 43E 46' 34" East; thence from said point of beginning North 39E 33' 21" West
        81.40 feet to an angle point; thence North 89E 06' 40" West 319.99 feet to the terminus of this description.

        The Easterly sidelines to be lengthened or shortened as to terminate at said Northwesterly line of Torre Avenue.

        Said matter affects Parcel Two.

13.     EASEMENT for the purposes stated herein and incidents thereto

        Purpose             :  Communication Facilities

        Granted to          :  Pacific Bell

        Recorded            :  April 1, 1986 in Book J646, page 1259,
                               Official Records

        Affects             :  Those Areas designated "P.S.E." AND "P.U.E."
                               on the Tract Map No. 7734

        Said matter affects Parcel Two.

14. The effect of Resolution No. 7007 of the City Council of the City of Cupertino and Tract Agreement(s) attached thereto, recorded February 26, 1987 in Book K051, page 1795 of Official Records.

        Said matter affects Parcels One, Two, Three and other property.

15.     EASEMENT for the purposes stated herein and incidents thereto

        Purpose             :  Encroachment

        Granted to          :  Cupertino City Center Associates D, a
                               California Limited Partnership

        Recorded            :  February 26, 1987 in Book K052, page 518,
                               Official Records

        Said matter affects Parcel Two.

16. EASEMENTS as shown on the Tract Map No. 7953 filed February 27, 1987 in Book 571 of Maps, pages 36 and 37 for the following purposes:

        a)      Emergency Vehicle Access

        b)      Public Utilities

(CONTINUED)

        BY RESOLUTION NO. 9739 of the City Council of the City of Cupertino of Santa Clara County, a portion of said easement was vacated as unnecessary for present or prospective public use, a certified copy of which was recorded November 25, 1996 under Series No. 13533987, Official Records.

        BY RESOLUTION NO. 9739 of the City Council of the City of Cupertino recorded February 5, 1997 under Series No. 13601894, Official Records, a portion of the above Public Utilities, Emergency Ingress and Egress, and Private Ingress and Egress Easements within Lot 7 of Tract No. 7953 Cupertino City Center Phase III was vacated.

        Said matter affects Parcels Two and Three.

17.     AGREEMENT on the terms and conditions contained therein,

        For                 :  Grant of Parking Easement for 580 Automobiles,
                               vehicular and pedestrian, Ingress and egress

        Between             :  Cupertino City Center Associates D, a
                               California Limited Partnership, as Grantor

        And                 :  Cupertino City Center Associates B, a California
                               Limited Partnership, as Grantee

        Recorded            :  June 26, 1987 in Book K202, page 1782,
                               Official Records.

        Said matter affects Parcel Two.

18. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions, terms, liens or charges, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded June 26, 1987 in Book K202, page 1789, Official Records.

        CONTAINS mortgagee protection clause.

        Said matter affects Parcel Two.

19.     EASEMENT for the purposes stated herein and incidents thereto

        Purpose             :  Sewer Pipelines

        Granted to          :  Cupertino Sanitary District, Santa Clara County,
                               California

        Recorded            :  December 9, 1988 in Book K783, page 645,
                               Official Records

        Affects             :  As follows:

        A portion of Lot 7 as said lot is shown on that certain Tract Map entitled Tract Map No. 7953, filed for record in Book 571 of Maps at pages 36 and 37, Santa Clara County Records described as follows:

        A strip of land 10 feet in width the center line of said strip being more particularly described as follows:

        Beginning at a point on the Easterly line of said Lot 7 North 0E 53' 20" East, 17.00 feet from the Northeast corner of Lot 4 of said Map; thence leaving said Easterly line North 89E 06' 40" West 340.00 feet.

(CONTINUED)

        Said Easement as previously established in the Declaration recorded in Book J482, page 1907, Official Records affects A PORTION OF PARCEL TWO.

        Said Easement affects the Northerly 1 foot of the Easterly 57 feet of the Landscape Easement and of the Support, Settlement and Encroachment Easement of PARCEL THREE.

20.     EASEMENT for the purposes stated herein and incidents thereto

        Purpose             :  Communication Facilities

        Granted to          :  Pacific Bell

        Recorded            :  June 29, 1989 in Book L004, page 7,
                               Official Records

        Affects             :  Lot 7, Tract No. 7953

        Said matter affects Parcel Three.

21.     AGREEMENT on the terms and conditions contained therein,

        For                 :  Parking Easement and Relocation

        Between             :  Cupertino City Center Buildings, a California
                               Limited Partnership,

        And                 :  Teachers Insurance and Annuity Association of
                               America, a New York corporation, Cupertino City
                               Center Apartments, a California limited
                               partnership, Cupertino City Center Land, a
                               California limited partnership, Cupertino City
                               Center Owners Association, a California
                               nonprofit corporation

        Recorded            :  February 5, 1997 under Series No. 13602281,
                               Official Records.

        Said matter affects Parcel One.

22.     EASEMENT for the purposes stated herein and incidents thereto

        Purpose             :  Parking and Ingress and egress

        Granted to          :  Cupertino City Center Apartments II, a
                               California limited partnership

        Recorded            :  February 5, 1997 under Series No. 13602284,
                               Official Records

        and as modified by a document executed by Symantec Corporation, a Delaware corporation and Sumitomo Bank Leasing and Finance, Inc., a Delaware corporation, recorded September 25, 1998 under Series No. 14416538, Official Records.

23. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the Declaration of Covenants, Conditions, Restrictions and Establishment of Easements (Cupertino City Center 5) recorded February 5, 1997 under Series No. 13602285, Official Records.

        CONTAINS mortgagee protection clause.

        CONSENT to Declaration of Covenants, Conditions, Restrictions and Establishment of Easements and Quitclaim of Private Access Easements (Cupertino City Center 5) recorded February 5, 1997 under Series No. 13602287, Official Records.

        Said matter affects Parcels One and Three.

24.     AGREEMENTS on the terms and conditions contained therein,

        For                 :  Easements for Parking Structure Support

        Between             :  Cupertino City Center Owners Association, a
                               non-profit corporation, Cupertino City Center
                               Apartments II, a California Limited Partnership

        And                 :  Cupertino City Center Associates B., a California
                               Limited Partnership and Cupertino City Center
                               Associates D, a California Limited Partnership

        Recorded            :  May 20, 1997 under Series No. 13711104
                               and 13711105, Official Records.

25.     AGREEMENT on the terms and conditions contained therein,

        For                 :  Easements for Parking Structure Construction
                               Shoring

        Between             :  Great Western Bank, a Federal Savings Bank,
                               Sumitomo Bank, Leasing and Finance Incorporated, a Delaware corporation

        And                 :  Symantec Corporation, a Delaware corporation and
                               Sares-Regis Group of Northern California, a California corporation

        Recorded            :  October 21, 1997 under Series No. 13903074,
                               Official Records.

26.     EASEMENT for the purposes stated herein and incidents thereto

        Purpose             :  Parking

        Granted to          :  Sumitomo Bank Leasing and Finance, Inc.,
                               a Delaware corporation

        Recorded            :  October 1, 1998 under Series No. 14428703,
                               Official Records

        Affects             :  Parcel One

27. No coverage is afforded as to the location, size, or the number of parking spaces available at any given time, referred to in the legal description of this report.

28. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled "ALTA/ACSM LAND TITLE SURVEY", dated November 5, 1998, prepared by KIER & WRIGHT, Job No. 95220-9.

        a. The fact that a Walkway crosses over the Northwest boundary of Parcel One onto Parcel Three.

        b. The fact that a Vent Structure extends over the Northwest boundary of Parcel One onto Parcel Three.

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515342

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures against loss which the Insured shall sustain by reason of any of the following matters:

        1. Any incorrectness in the assurance which the Company hereby gives:

                (a) That there are no present violations on the land of any enforceable covenants, conditions or restrictions;

                (b) That, except as shown in Schedule B, there are no encroachments of buildings, structures, or improvements located on the land onto adjoining lands, nor any encroachments onto the land of buildings, structures or improvements located on adjoining lands.

        2. Unmarketability of the title to the estate or interest by reason of any violations on the land, occurring prior to acquisition of title to the estate or interest by the Insured, of any covenants, conditions or restrictions.

        3.      Damage to existing building improvements,

                (a) which are located or encroach upon the portion of the land subject to any easement shown in Schedule B, which damage results from the exercise of the right to use or maintain the easement for the purposes for which the same was granted or reserved;

                (b) resulting from the exercise of any right to use the surface of the land for the extraction or development of the minerals excepted from the description of the land or shown as a reservation in Schedule B.

        4. Any final court order or judgment requiring removal from any land adjoining the land of any encroachment shown in Schedule B.

        Wherever in this endorsement any or all the words "covenants, conditions or restrictions" appear, they shall not be deemed to refer to or include the terms, covenants and conditions contained in any lease referred to in Schedule A.

        No coverage is provided under this endorsement as to any covenant, condition, restriction or other provision relating to environmental protection.

                           PROFORMA FA31.1 ENDORSEMENT

                                   (continued)

        The total liability of the Company under the policy and any endorsements therein shall not exceed, in the aggregate, the face amount of the policy and costs which the Company is obligated under the conditions and stipulations thereof to pay.

        This endorsement is made a part of the policy and is subject to the schedules, conditions and stipulations therein, except as modified by the provisions hereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:
   ------------------------------------
          Authorized Signatory


F.A. Form 31.1 (8/26/91)
ALTA Extended Owner
(Improved Land)
Restrictions, Encroachments & Minerals

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515342

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of present violations on the land of the covenants, conditions and restrictions referred to in paragraphs 4, 5, 6, 11, 14, 17, 18, 21, 23, 24 & 25 of Schedule B.

        For purposes of this endorsement, the words "covenants," "conditions" or "restrictions" shall not be deemed to refer to or include any covenants, conditions or restrictions relating to environmental protection, except to the extent that a notice of a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy and is not excepted in Schedule B.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:
   ------------------------------------
          Authorized Signatory

CLTA Form 100.19 (Rev. 6-14-96)
ALTA or CLTA - Owner or Lender

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515342

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the easement described as Parcel 2 in Schedule A to provide the owner of the estate or interest referred to in Schedule A with ingress and egress to and from a public street known as De Anza Boulevard.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:
   ------------------------------------
          Authorized Signatory

CLTA Form 103.4 (Rev. 6-14-96)
ALTA or CLTA - Owner or Lender

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515342

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land to be the same as that delineated on the plat of a survey made by KIER & WRIGHT on November 5, 1998, designated Job No. 95220-9, a copy of which is attached hereto and made a part hereof.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:
   ------------------------------------
          Authorized Signatory


CLTA Form 116.1 (Rev. 6-14-96)
ALTA or CLTA - Owner

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515342

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land described in Schedule A as PARCEL ONE to be contiguous to PARCELS TWO, THREE, FOUR AND FIVE.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:
   ------------------------------------
          Authorized Signatory


CLTA Form 116.4 (Rev. 6-14-96)
ALTA or CLTA - Owner or Lender

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515342

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land described as Parcel ONE in Schedule A to constitute a lawfully created parcel according to the Subdivision Map Act (Section 66410, et seq., of the California Government Code) and local ordinances adopted pursuant thereto.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:
   ------------------------------------
          Authorized Signatory

CLTA Form 116.7 (Rev. 6-14-96)
ALTA or CLTA - Owner or Lender
Subdivision Map Act Endorsement

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515342

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        1. The Company insures the Insured against loss or damage sustained by reason of any incorrectness in the assurance that, at Date of Policy:

        (a) According to applicable zoning ordinances and amendments thereto, the land is classified Zone TBD.

        (b) The following use or uses are allowed under that classification subject to compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments thereto, including but not limited to the securing of necessary consents or authorizations as a prerequisite to the use or uses:
                TBD

        2. The Company further insures against loss or damage arising from a final decree of a court of competent jurisdiction

        (a) prohibiting the use of the land, with any structure presently located thereon, as specified in paragraph 1(b); or

        (b) requiring the removal or alteration of the structure on the basis that, at Date of Policy, the ordinances and amendments thereto have been violated with respect to any of the following matters:

                (i) Area, width or depth of the land as a building site for the structure;

                (ii)    Floor space area of the structure;

                (iii) Setback of the structure from the property lines of the land; or

                (iv)    Height of the structure.

        There shall be no liability under this endorsement based on the invalidity of the ordinances and amendments thereto until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses.

        Loss or damage as to the matters insured against by this endorsement shall not include loss or damage sustained or incurred by reason of the refusal of any person to purchase, lease or lend money on the estate or interest covered by this policy.

                                123.2 ENDORSEMENT

                                   (continued)

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:
   ------------------------------------
          Authorized Signatory


CLTA Form 123.2 (Rev. 3-13-87)
ALTA Form 3.1 (6-1-87)
Zoning -- completed structure

               [FIRST AMERICAN TITLE GUARANTY COMPANY LETTERHEAD]




                                                  Sender's Direct (408) 451-7973

January 8, 1999
First American Title
1737 North First Street
San Jose, CA  95112
Attn: Carol Weir

Re: Escrow # 515342

Dear Carol,

Enclosed please find the Proforma version of the Policy to be issued in the above referenced escrow. Review of documentation and any information requested below may necessitate additional or amendment of exceptions. Issuance of the final policy is conditioned upon satisfaction of the following requirements.

        a) The agreed amounts for the interest in the land and/or the mortgage to be insured must be paid;

        b) The premiums, fees and charges for the policy and escrow must be paid;

        c) Documents satisfactory to us creating the interest in the land to be insured must be signed and delivered;

        d) You must tell us in writing the name of anyone not referred to in this Proforma who will get an interest in the land or who will make a loan on the land;

        e) Sufficient evidence of the authority of the parties executing documents on behalf of the Seller.

        f) Sufficient indemnification by the Seller as to any potential mechanic's liens by virtue of work in progress or begun prior to the close of escrow.

        g) A Lease certification executed by the Seller reflecting any leases affecting the property.

        h) Terminate lease recorded February 5, 1997 under Series No. 13602289, Official Records.

        i) Payoff and Release Financing Statement recorded February 5, 1997 under Series No. 13602291, Official Records.

        j) Terminate or Exercise Option to Purchase recorded February 5, 1997 under Series No. 13602289, Official Records.

        k) Payoff and Release Financing Statement recorded February 5, 1997 under Series No. 13602291, Official Records.

        l)      Pay first installment 1998-1999 Taxes.

In addition, the final policy when issued, will include as exceptions any matters which intervene between the date of our Commitment for Title Insurance and the closing date.

The attached proforma policy and endorsements are subject to final underwriting approval by our underwriting department and any reinsurers.

If you have any questions or comments please let me know.

Very truly yours,


L. Lance Lewis
Advisory Title Officer - Special Projects

                              PROFORMA TITLE POLICY
                                     (CCC2)

PROFORMA prepared 12-10-98
Owners Policy
(1970) Form B
Schedule A

                               PROFORMA SCHEDULE A

                     Total Fee for Title Search, Examination
                          and Title Insurance $PROFORMA


Amount of Insurance $TBD                                       Policy No. 515343

Date of Policy: PROFORMA


1.      Name of Insured:

        Symantec Corporation

2.      The estate or interest in the land which is covered by this policy is:

        A FEE AS TO PARCEL ONE; AN EASEMENT AS TO PARCELS TWO THREE AND FOUR

3.      Title to the estate or interest in the land is vested in:

        Symantec Corporation

4.      The land referred to in this policy is described as follows:

        REAL PROPERTY in the City of Cupertino, County of Santa Clara, State of California, described as follows:

        PARCEL ONE:

        Lot 2 as shown on that certain Map of Tract No. 7734 filed October 9, 1985 in Book 550 of Maps, pages 24, 25 and 26, Records of Santa Clara County.

        Excepting therefrom the underground water rights conveyed to California Water Service Company, a California corporation by Deeds recorded July 11, 1984 in Book I709, page 320 of Official Records and September 7, 1984 in Book I859, page 185 of Official Records.

        PARCEL TWO:

        All easements, rights, benefits and privileges described in that certain Declaration of Covenants, Conditions and Restrictions and Grants of Easements for Cupertino City Center, recorded October 9, 1985 in Book J482, page 1907, Official Records, as amended by First Amendment to Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Cupertino City Center, recorded September 2, 1987, in Book K281, page 2071, Official Records, appurtenant to Parcel One above.

(CONTINUED)

(LEGAL DESCRIPTION CONTINUED)

        PARCEL THREE:

        A non-exclusive easement for the benefit of Parcel One above, its owners, successors, assigns, employees, tenants, and invitees, for the parking of 494 automobiles in the commercial parking structure located on lot three as shown on that certain Map of Tract No. 7734 recorded in Book 550, Pages 24, 25 and 26, Official Records of the County of Santa Clara, and more particularly described as Parcel A of that certain Map of Tract No. 7870, recorded in Book 573, Pages 21 and 22, Official Records of the County of Santa Clara, as granted in that certain TRUSTEE'S DEED UPON SALE, recorded in Book N936, Page 132, Official Records of the County of Santa Clara.

        Together with a non-exclusive easement across Parcel A for vehicular ingress to and egress from such parking structure.

        PARCEL FOUR:

        An easement over that certain real property described as Lot 5 as shown on that certain map of Tract No. 7734 filed October 9, 1985 in Book 550 of Maps, pages 24, 25 and 26, Official Records of Santa Clara County for an encroachment of certain improvements all as more particularly described in that certain Grant of Encroachment Easement between Cupertino City Center Owners Association, as grantor and Cupertino City Center Associates D, as grantee, recorded on February 26, 1987, Instrument No. 9172700, in Book K052, page 518, Official Records of Santa Clara County.



        APN: 369-01-020

Owners Policy - 1970
                                PROFORMA SCHEDULE B            Policy No. 515343

                                     Part I

This policy does not insure against loss or damage by reason of the following:

1.     TAXES for the fiscal year 1998-1999
       1st Installment      :  $115,210.97, open
       2nd Installment      :  $115,210.97, open
       Land                 :  $1,820,700
       Improvements         :  $18,727,100
       Personal Property    :  $-0-
       Exemption            :  $-0-
       A. P. No.            :  369-01-020
       Code Area            :  13-003

1.a) Supplemental taxes, which have been assessed pursuant to the provisions of Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code
       A.P. No.             :  369-01-020-71
       Code Area            :  13-003
       Fiscal Year          :  1997-1998
       1st Installment      :  $702.13, unpaid
       2nd Installment      :  $702.13, unpaid

2. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

3.     EASEMENT for the purposes stated herein and incidents thereto
       Purpose              :  Electric Transmission Pole Lines
       Granted to           :  Pacific Gas and Electric Company, a California
                               corporation
       Recorded             :  November 10, 1947 in Book 1447, page 287,
                               Official Records
       Affects              :  The route of said pole line is as follows:

       Beginning in the Northerly prolongation of the Easterly line of Lot 27 of the Cali Subdivision distant thereon 6.6 feet Northerly from the Northeast corner of Lot 27 of the Cali Subdivision; running thence South 89E 57' East 22.1 feet; thence North 73E 26(2)' East 120 feet more or less, to the Southerly boundary line of Stevens Creek Road.

       Quitclaim Deed from Pacific Gas and Electric Company to Cupertino City Center Associates D recorded July 14, 1987 in Book K223, page 591, Official Records, extinguished the guy and anchor portion of the easement.

       (Affects Parcel Two)

4. A waiver in favor of the State of California of any claims for damages to said land by reason hereinafter shown in connection with a highway contiguous thereto, contained in the Deed
       From               : R. Cali & Bro., a corporation
       Reason             : The location, construction, landscaping or
                            maintenance of said highway
       Recorded           : February 20, 1957 in Book 3734, page 546, of
                            Official Records

       (Affects Parcel Two)

5. A waiver in favor of the State of California of any claims for damages to said land by reason hereinafter shown in connection with a highway contiguous thereto, contained in the Deed
       From                 : Giuseppe Cali, et al
       Reason               : The location, construction, landscaping or
                              maintenance of said highway
       Recorded             : March 1, 1957 in Book 3741, page 609, of Official
                              Records

       (Affects Parcel Two)

6. Easements as shown on the Parcel Map filed March 15, 1984 in Book 526 of maps, pages 3, 4 and 5 for the following purposes:
       a)  For              :  Public Utilities
       b)  For              :  Public Sidewalk

       (Affects Parcel Two)

7.     Covenants running with the land, for reciprocal ingress and egress easements
       Executed by          : Cupertino City Center Associates B, a California
                              Limited Partnership
       Recorded             : April 10, 1984 in Book I444, page 237 of
                              Official Records

       (Affects Parcels One, Two and Three)

8.     Covenants running with the land, for reciprocal ingress and egress easements
       Executed by          : Cupertino City Center Associates C, a California
                              Limited Partnership
       Recorded             : April 10, 1984 in Book I444, page 239 of
                              Official Records

       (Affects Parcels Two and Three)

9.     Covenants running with the land, for reciprocal ingress and egress easements
       Executed by          : Cupertino City Center Associates D, a California
                              Limited Partnership
       Recorded             : April 10, 1984 in Book I444, page 241 of Official
                              Records

       (Affects Parcel Two)

10.    Declaration concerning an agreement to join a car pool/van pool program
       Executed by          :  Cupertino City Center Associates B, a California
                               Limited Partnership
       Recorded             :  April 10, 1984 in Book I444, page 243 of Official
                               Records

       (Affects Parcels One, Two and Three)

11.    EASEMENT for the purposes stated herein and incidents thereto
       Purpose              :  Water pipelines
       Granted to           :  California Water Service Company, a California
                               corporation
       Recorded             :  July 11, 1984 in Book I709, page 323, Official
                               Records
       Affects              :  As follows:

       A strip of land 20 feet in width, the centerline of which is more particularly described as follows:

(CONTINUED)

       Beginning at a point on the North line of Parcel B, distant thereon South 89E 06' 40" Est 216.99 feet from the Northwest corner thereon; thence from said point of beginning South 0E 53' 20" West 140.00 feet to an angle point; thence South 45E 53' 20" West 24.04 feet to an angle point; thence South 0E 53' 20" West 131.33 feet to an angle point; thence South 89E 06' 40" East 357.54 feet to a point on the general Easterly line of said Parcel B; said line also being the general Westerly line of Torre Avenue.

       The said lines of the above described easement to be lengthened or shortened as to terminate at the boundary of said Parcel B.

       (Said Parcel B being shown on the Parcel Map filed in Book 526 of maps, page 3)

       (Affects Parcel Two)

12.    EASEMENT for the purposes stated herein and incidents thereto
       Purpose              :  Utilities
       Granted to           :  Pacific Gas and Electric Company, a California
                               corporation
       Recorded             :  April 4, 1985 in Book J311, page 1042, Official
                               Records
       Affects              :  Portions  of Parcel C as shown upon the Parcel
                            Map Filed for record in Book 526 of Maps at Page 3,
                            Santa Clara County Records, which lie within the strips of land described as follows:

       Strip 1. A strip of land of the uniform width of 15 feet lying contiguous to and Southerly of the Southerly boundary line of the city street known as Stevens Creek Boulevard and extending from the general boundary line of said lands Westerly 36.1 feet.

       Strip 2. A strip of land of the uniform width of 5 feet contiguous to and Southerly of the Southerly boundary line of the strip of land hereinbefore described and designated Strip 1 and extending from the Southerly prolongation of the Westerly terminus of said Strip 1 Easterly 10 feet.

       Strip 3. A strip of land of the uniform width of 10 feet extending Westerly from the Westerly terminus and the Southerly prolongation thereof of said Strip 1 and lying 5 feet on each side of the line which begins at a point in said Westerly terminus and runs thence South 89E 27(2)' West 80.0 to a point within said lands; said point of beginning bears South 64E 24' West 40.4 feet distant from the point of intersection of the Southerly boundary line of said Stevens Creek Boulevard with the general Easterly boundary line of said lands.

       (Affects Parcel Two)

13.    EASEMENT for the purposes stated herein and incidents thereto
       Purpose              :  Utilities
       Granted to           :  Pacific Gas and Electric Company, a California
                               corporation
       Recorded             :  April 9, 1985 in Book J314, page 1915, Official
                               Records
       Affects              :  Portions  of parcel B as shown  upon the Parcel
                            Map filed for record in Book 526 of Maps at Page 3, Santa Clara County Records, which lie within the strips of land described as follows:

(CONTINUED)

       Strip 1. A strip of land of the uniform width of 15 feet lying contiguous to and Southerly of the Southerly boundary line of the city street known as Stevens Creek Boulevard and extending from the Westerly line of the street shown as Torre Avenue upon said Parcel Map Westerly approximately 552 feet to the general boundary line of said lands.

       Strip 2. A strip of land of the uniform width of 15 feet lying contiguous to and Southerly of the Southerly boundary line of the strip of land hereinbefore described and designated Strip 1 and extending from the Westerly boundary line of said Torre Avenue Westerly 40 feet.

       (Affects Parcel Two)

14. Easement as shown on the Map of Tract No. 7734 filed October 9, 1985 in Book 550, of maps, pages 24, 25 and 26 for the following purposes:

       a)  For              :  Public Utilities
       b)  For              :  Emergency ingress and egress
       c)  For              :  Private Ingress and Egress for Lots 1, 2, 3 and 4
                               of Tract No. 7734

       (Affects Parcel Two)

15. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions, terms, liens or charges, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded OCTOBER 9, 1987 in Book J482, page 1907, Official Records.

       CONTAINS mortgagee protection clause.

       MODIFICATION thereof recorded September 2, 1987 in Book K281, page 2071, Official Records.

       Second Modification thereof recorded February 7, 1997 under Series No. 13605374, Official Records.

       Third Modification thereof recorded February 7, 1997 under Series No. 13605375, Official Records

       Said matter affects PARCELS ONE, TWO AND THREE.

16.    EASEMENT for the purposes stated herein and incidents thereto
       Purpose              :  Sewer Pipeline
       Granted to           :  Cupertino Sanitary District, Santa Clara County,
                               California
       Recorded             :  November 12, 1985 in Book J517, page 127,
                               Official Records
       Affects              :  As follows:

       A strip of land 10 feet in width, the centerline of said strip being more particularly described as follows:

(CONTINUED)

       Beginning at a point on the Northwesterly line of Torre Avenue as said Torre Avenue is shown upon the above referenced Parcel Map; said point of beginning being on the arc of the curve having a radius of 530 feet and from which point the center of the said curve bears South 43E 46' 34" East; thence from said point of beginning North 39E 33' 21" West 81.40 feet to an angle point; thence North 89E 06' 40" West 319.99 feet to the terminus of this description.

       The Easterly sidelines to be lengthened or shortened as to terminate at said Northwesterly line of Torre Avenue.

       (Affects Parcel Two)

17.    EASEMENT for the purposes stated herein and incidents thereto
       Purpose              :  Communication Facilities
       Granted to           :  Pacific Bell
       Recorded             :  April 1, 1986 in Book J646, page 1259, Official
                               Records
       Affects              :  Those areas designated "P.S.E." and "P.U.E." on
                               the Tract Map No. 7734

       (Affecting Parcel Two)

18. Easements as shown on the Tract Map No. 7953 filed February 27, 1987 in Book 571 of Maps, pages 36 and 37 for the following purposes:

       a)  Private Access
       b)  Emergency Vehicle Access
       c)  Public Utilities

       (Affects Parcel Two)

19.    AGREEMENT on the terms and conditions contained therein,
       For                  :  Grant of Permanent Easement
       Between              :  Cupertino City Center Associates D, a California
                               Limited Partnership
       And                  :  Cupertino City Center Associates B, a California
                               Limited Partnership
       Recorded             :  June 26, 1987 in Book K202, page 1782, Official
                               Records.

       (Affects Parcel Three)

20. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions, terms, liens or charges, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded June 26, 1987 in Book K202, page 1789, Official Records.

       CONTAINS mortgagee protection clause.

       Said matter affects PARCEL THREE.

21. Rights of Parties, other than the vestee herein as to the Parcels, as contained in the following Agreement
       For                  :  Grant of Parking Easement for 111 Automobiles
                               over Lot 7 of Tract No. 7953
       Between              :  Cupertino City Center Owners Association, a non-
                               profit corporation
       And                  :  Cupertino City Center Associates, D, a California
                               Limited Partnership
       Recorded             :  February 17, 1988 in Book K447, page 1434,
                               Official Records

       As amended by document recorded November 6, 1989, in Book L157, page 639, Official Records

       (AFFECTS PARCEL TWO)

22.    EASEMENT for the purposes stated herein and incidents thereto
       Purpose              :  Sewer pipelines
       Granted to           :  Cupertino Sanitary District, Santa Clara County,
                               California
       Recorded             :  December 9, 1988 in Book K783, page 645, Official
                               Records
       Affects              :  As follows:

       A portion of Lot 7 as said lot is shown on that certain Tract Map entitled Tract Map No. 7953, filed for record in Book 571 of maps at pages 36 and 37, Santa Clara County Records described as follows:

       A strip of land 10 feet in width the center line of said strip being more particularly described as follows:

       Beginning at a point on the Easterly line of said Lot 7 North 0E 53' 20" East, 17.00 feet from the Northeast corner of Lot 4 of said Map; thence leaving said Easterly line North 89E 06' 40" West 340.00 feet.

       (Affects Parcel Two)

23.    EASEMENT for the purposes stated herein and incidents thereto
       Purpose              :  Communication Facilities
       Granted to           :  Pacific Bell
       Recorded             :  June 29, 1989 in Book L004, page 7, Official
                               Records
       Affects              :  Lot 7, Tract No. 7953 filed in Book 571 of Maps
                               pages 36 and 37

       (Affects Parcel Two)

24. Rights of Parties, other than the vestee herein as to the insured parcels as contained in the following Agreement,
       For                  :  Grant of Parking Easement for 35 Automobiles over
                               Lot 5 of Tract No. 7734
       Between              :  Cupertino City Center Owners Association, a
                               nonprofit corporation
       And                  :  Cupertino City Center Associates D, a California
                               Limited Partnership
       Recorded             :  November 6, 1989 in Book L157, page 645, Official
                               Records.

       (Affects Parcel Two)

25.    EASEMENT for the purposes stated herein and incidents thereto
       Purpose              :  Parking, ingress, egress
       Granted to           :  Cupertino City Center Buildings, a California
                               Limited Partnership
       Recorded             :  July 7, 1994 in Book N511, page 358, Official
                               Records

       (Affects Parcel Three)

26.    INTENTIONALLY OMITTED

27. No coverage is afforded as to the location within Parcel A, size, or the number of parking spaces available at any given time, of the 494 parking spaces referred to in Parcel Three of the legal description of this report.

28.    AGREEMENT on the terms and conditions contained therein,
       For                  :  Parking Easement and Relocation
       Between              :  Cupertino City Center Buildings, a California
                               Limited Partnership, Teachers Insurance and
                               Annuity Association of America, a New York
                               corporation, Cupertino City Center Apartments, a
                               California limited partnership, Cupertino City
                               Center Land, a California limited partnership
       And                  :  Cupertino City Center Owners Association, a
                               California nonprofit corporation.
       Recorded             :  February 5, 1997, as Instrument No. 13602281,
                               Official Records.

       (Affects Parcel Three)

29. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled "ALTA/ACSM LAND TITLE SURVEY", dated November 12, 1998, prepared by BRIAN, KANGAS & FOULK, Job No. 980270.

       a. The fact that a sign lies outside of the Southeasterly boundary and within The P.U.E. & E.V.A.E. as shown on Map Book 550, page 24,25 and 26.

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515343

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures against loss which the Insured shall sustain by reason of any of the following matters:

        1.    Any incorrectness in the assurance which the Company hereby gives:

              (a) That there are no present violations on the land of any enforceable covenants, conditions or restrictions;

              (b) That, except as shown in Schedule B, there are no encroachments of buildings, structures, or improvements located on the land onto adjoining lands, nor any encroachments onto the land of buildings, structures or improvements located on adjoining lands.

        2. Unmarketability of the title to the estate or interest by reason of any violations on the land, occurring prior to acquisition of title to the estate or interest by the Insured, of any covenants, conditions or restrictions.

        3.    Damage to existing building improvements,

              (a) which are located or encroach upon the portion of the land subject to any easement shown in Schedule B, which damage results from the exercise of the right to use or maintain the easement for the purposes for which the same was granted or reserved;

              (b) resulting from the exercise of any right to use the surface of the land for the extraction or development of the minerals excepted from the description of the land or shown as a reservation in Schedule B.

        4. Any final court order or judgment requiring removal from any land adjoining the land of any encroachment shown in Schedule B.

     Wherever in this endorsement any or all the words "covenants, conditions or restrictions" appear, they shall not be deemed to refer to or include the terms, covenants and conditions contained in any lease referred to in Schedule A.

        No coverage is provided under this endorsement as to any covenant, condition, restriction or other provision relating to environmental protection.

                           PROFORMA FA31.1 ENDORSEMENT
                                   (continued)


        The total liability of the Company under the policy and any endorsements therein shall not exceed, in the aggregate, the face amount of the policy and costs which the Company is obligated under the conditions and stipulations thereof to pay.

        This endorsement is made a part of the policy and is subject to the schedules, conditions and stipulations therein, except as modified by the provisions hereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:  _______________________________________
               Authorized Signatory


F.A. Form 31.1 (8/26/91)
ALTA Extended Owner
(Improved Land)
Restrictions, Encroachments & Minerals

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515343

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the owner of the indebtedness secured by the insured mortgage against loss or damage which the insured shall sustain by reason of the failure of (i) COMMERCIAL STRUCTURE known as 20330 TORRE AVENUE, CUPERTINO, CALIFORNIA, to be located on the land at Date of Policy, or (ii) the map attached to this policy to correctly show the location and dimensions of the land according to the public records.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:  _______________________________________
               Authorized Signatory


CLTA Form 116 (Rev. 6-14-96)
ALTA - Lender

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 55343

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land to be the same as that delineated on the plat of a survey made by BRIAN, KANGAS & FOULK on November 12, 1998, designated Job No. 980270, a copy of which is attached hereto and made a part hereof.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:  _______________________________________
               Authorized Signatory


CLTA Form 116.1 (Rev. 6-14-96)
ALTA or CLTA - Owner

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515343

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the easement described as Parcel Two in Schedule A to provide the owner of the estate or interest referred to in Schedule A with ingress and egress to and from a public street known as Torre Avenue.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:  _______________________________________
               Authorized Signatory

CLTA Form 103.4 (Rev. 6-14-96)
ALTA or CLTA - Owner or Lender

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515343

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        1. The Company insures the Insured against loss or damage sustained by reason of any incorrectness in the assurance that, at Date of Policy:

        (a) According to applicable zoning ordinances and amendments thereto, the land is classified Zone A(PD).

        (b) The following use or uses are allowed under that classification subject to compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments thereto, including but not limited to the securing of necessary consents or authorizations as a prerequisite to the use or uses:
               PLANNED DEVELOPMENT

        2. The Company further insures against loss or damage arising from a final decree of a court of competent jurisdiction

        (a) prohibiting the use of the land, with any structure presently located thereon, as specified in paragraph 1(b); or

        (b) requiring the removal or alteration of the structure on the basis that, at Date of Policy, the ordinances and amendments thereto have been violated with respect to any of the following matters:

               (i) Area, width or depth of the land as a building site for the structure;

               (ii)  Floor space area of the structure;

               (iii) Setback of the structure from the property lines of the land; or

               (iv)  Height of the structure.

        There shall be no liability under this endorsement based on the invalidity of the ordinances and amendments thereto until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses.

        Loss or damage as to the matters insured against by this endorsement shall not include loss or damage sustained or incurred by reason of the refusal of any person to purchase, lease or lend money on the estate or interest covered by this policy.

                                123.2 ENDORSEMENT
                                   (continued)


        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.




FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:  _______________________________________
               Authorized Signatory


CLTA Form 123.2 (Rev. 3-13-87)
ALTA Form 3.1 (6-1-87)
Zoning -- completed structure

                      First American Title Guaranty Company
                        1737 North First Street Suite 100
                               San Jose, Ca 95112
                                 (408) 451-7800
                               Fax (408) 451-7836

                                                  Sender's Direct (408) 451-7973

January 8, 1999

First American Title
1737 North First Street
San Jose, CA 95112
Attn: Carol Weir

Re:     Escrow # 515343


Dear Carol,

Enclosed please find the Proforma version of the Policy to be issued in the above referenced escrow. Review of documentation and any information requested below may necessitate additional or amendment of exceptions. Issuance of the final policy is conditioned upon satisfaction of the following requirements.

       a) The agreed amounts for the interest in the land and/or the mortgage to be insured must be paid;

       b) The premiums, fees and charges for the policy and escrow must be paid;

       c) Documents satisfactory to us creating the interest in the land to be insured must be signed and delivered;

       d) You must tell us in writing the name of anyone not referred to in this Proforma who will get an interest in the land or who will make a loan on the land;

       e) Sufficient evidence of the authority of the parties executing documents on behalf of the Seller.

       f) Sufficient indemnification by the Seller as to any potential mechanic's liens by virtue of work in progress or begun prior to the close of escrow.

       g) A Lease certification executed by the Seller reflecting any leases affecting the property.

       h) Payoff and Reconvey Deed of Trust Recorded JUNE 29, 1987, under Series No. 9332602 in Book K205, PAGE 960, Official Records.

       i) Payoff and Release Collateral assignment of LEASES AND RENTS Recorded JUNE 29, 1987, IN BOOK K205, PAGE 995, Official Records.

In addition, the final policy when issued, will include as exceptions any matters which intervene between the date of our Commitment for Title Insurance and the closing date.

If you have any questions or comments please let me know.


Very truly yours,



L. Lance Lewis
Advisory Title Officer - Special Projects

                              PROFORMA TITLE POLICY
                                      (WHQ)
PROFORMA prepared 11-2-98
Owners Policy
(1970) Form B
Schedule A

                               PROFORMA SCHEDULE A

                     Total Fee for Title Search, Examination
                          and Title Insurance $PROFORMA


Amount of Insurance $TO BE DETERMINED                          Policy No. 515341

Date of Policy: PROFORMA


1.      Name of Insured:

        TO BE DETERMINED

2.      The estate or interest in the land which is covered by this policy is:

        A FEE AS TO PARCEL ONE, AN EASEMENT AS TO PARCELS TWO AND THREE

3.      Title to the estate or interest in the land is vested in:

        TO BE DETERMINED


4.      The land referred to in this policy is described as follows:

        Real Property in the City of Cupertino, County of Santa Clara, State of California, described as follows:

        PARCEL ONE:

        All of Parcel 2, as shown upon that certain Map entitled, "Parcel Map being a Subdivision of Lot 9 of Tract 3743 (186-MAPS-36 & 37)" which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on December 12, 1978 in Book 432, of Maps, at page 3.

        PARCEL TWO:

        A non-exclusive easement for vehicular parking space purposes, appurtenant to Parcel One described above, as described in the Grant of Easement, executed by Lincoln Property Company, No. 468, Ltd., a California Limited Partnership to Lincoln Cupertino Associates, Limited, a California Limited Partnership, recorded January 25, 1983 in Book H293 of Official Records, page 703, more particularly set forth in that certain document recorded December 21, 1983 in Book I167, page 530, of Official Records, lying within Lot 8 as shown on that certain Map entitled Tract No. 3743 Cupertino Town Center, which Map was filed in the office of the Recorder of the County of Santa Clara, State of California on October 16, 1984 in Book 186 of Maps, at pages 36 and 37, described as follows:

(LEGAL DESCRIPTION CONTINUED)

        Commencing at the most Northwesterly corner of said Lot 8; thence Southerly along the Westerly line of said Lot 8, South 0E 56' 25" West
        126.00 feet to the true point of beginning for this description; thence Easterly leaving said Westerly line South 89E 03' 20" East 36.19 feet to a tangent curve concave Westerly having a radius of 1.00 feet; thence Northerly along said curve through a central angle of 180E 00' 00" a distance of 3.14 feet; thence Westerly North 89E 03' 20" West 13.00 feet; thence Northerly 0E 56' 40" East 40.00 feet; thence Westerly North 89E 03' 20" West 3.19 feet; thence Northerly North 0E 56' 40" East 54.00 feet; thence Easterly South 89E 03' 20" East 19.00 feet to a tangent curve concave Northwesterly having a radius of 2.50 feet; thence Northerly along last said curve through a central angle of 90E 00' 00" distance of 3.93 feet; thence Northerly North 0E 56' 40" East 24.50 feet; thence Easterly South 89E 03' 20" East 24.00 feet; thence Southerly South 0E 56' 40" West 11.50 feet to tangent curve concave Northeasterly having a radius of 2.50 feet; thence Southerly along last said curve through a central angle of 90E 00' 00" a distance of 3.93 feet; thence Easterly South 89E 03' 20" East 14.00 feet; thence Southerly South 0E 56' 40" West 87.00 feet; thence Westerly North 89E 03' 20" West 2.50 feet; thence Southerly South 0E 56' 40" West 8.00 feet; thence Westerly North 89E 03' 20" West 2.31 feet; thence Southerly South 0E 56' 40" West 8.00 feet; thence Westerly North 89E 03' 20" West
        11.50 feet to a tangent curve concave Southeasterly having a radius of
        2.50 feet; thence Southerly along last said curve through a central angle of 90E 00' 00" a distance of 3.93 feet; thence Southerly South 0E 56' 40" West 27.37 feet to a curve concave Northwesterly having a radius of 44.00 feet, a bearing to the radius point being North 3E 24' 13" West; thence Westerly along said curve through a central angle of 4E 20' 53" a distance of 3.34 feet; thence Westerly North 89E 03' 20" West
        59.85 feet to the Westerly line of said Lot 8; thence Northerly along said Westerly line of said Lot 8 North 0E 56' 25" East 24.00 feet to the true point of beginning of this description.

        PARCEL THREE:

        A non-exclusive easement, appurtenant to Parcel One, described above, for pedestrian and vehicular traffic purposes, over the following described parcel of land:

        A portion of Parcel 1, as shown upon that certain map entitled, "Parcel Map being a Subdivision of Lot 9 of Tract 3743 (Book 186 of Maps, pages 36 and 37)", which map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on December 12, 1978 in Book 432 of Maps, at page 3, more particularly described as follows:

        Beginning at the most Northwesterly corner of said Parcel 1, said corner being on the Easterly line of DeAnza Boulevard, thence along said line South 00E 53' 20" West 30 feet to the True Point of Beginning, thence South 00E 53' 20" West 26 feet, thence leaving the Easterly line of
        De Anza Boulevard, South 89E 06' 40" East a distance of 126 feet, thence North 00E 53' 20" East 56 feet to the point on the boundary between Parcels 1 and 2, thence along said boundary North 89E 06' 40" West a distance of 26 feet, thence leaving said boundary South 00E 53' 20" West a distance of 5 feet, thence through a tangent curve to the right with a radius of 25 feet, a central angle of 90E 00' 00" and a length of 39.27 feet, thence North 89E 06' 40" West a distance of 75 feet to the true point of beginning.




APN: 369-41-005
ARB: 371-3-8.01

Owners Policy - 1970

                              PROFORMA SCHEDULE B              Policy No. 515341

                                     Part I


This policy does not insure against loss or damage by reason of the following:

29.    TAXES for the fiscal year 1998-1999
       1st Installment      :  $83,063.12, paid
       2nd Installment      :  $83,063.12, unpaid, a lien not yet due
       Land                 :  $3,672,000.00
       Improvements         :  $9,384,000.00
       Personal Property    :  $-0-
       Exemption            :  $NONE
       A. P. No.            :  369-41-005
       Code Area            :  13-003

1a)    Bond for STREET & TRAFFIC IMPACT FEE ASSESSMENT DISTRICT
       Bond No.             :  97P
       Assessment No.       :  3
       Balance of principal :  $93,422.15
       Balance of interest
       through maturity     :  $47,000.84

       The above Amount excludes $5,190.12 principal, $7,335.37 interest and $7.99 handling charge spread on the 1998-1999 tax roll, which amounts cannot be prepaid.

30. THE LIEN of supplemental taxes, if any, assessed on or after the date hereof, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

31.    EASEMENT shown on filed Map of Tract 3743, and incidents thereto
       Purpose              :  Public Utilities Easement
       Affects              :  Northerly 10 feet

       BY RESOLUTION NO. 9739 of the CITY COUNCIL of the City of Cupertino of Santa Clara County, a portion of said easement was vacated as unnecessary for present or prospective public use, a certified copy of which was recorded November 25, 1996 under Series No. 13533987, Official Records.

       BY RESOLUTION NO. 9739 of the City Council of the City of Cupertino of Santa Clara County, a Portion of easement was vacated as unnecessary for present or prospective public use, a certified copy of which was recorded February 5, 1997 under Series No. 13601894, Official Records.

32.     EASEMENT shown on filed Map of Tract 3743, and incidents thereto
        Purpose             : Wire Clearance Easement
        Affects             : Southerly 5 feet of the Northerly 15 feet

(CONTINUED)

       BY RESOLUTION NO. 9739 of the City Council of the City of Cupertino of Santa Clara County, a portion of said easement was vacated as unnecessary for present or prospective public use, a certified copy of which was recorded November 25, 1996 under Series No. 13533987, Official Records.

       BY RESOLUTION NO. 9739 of the City Council of the City of Cupertino of Santa Clara County, a portion of easement was vacated as unnecessary for present or prospective public use, a certified copy of which was recorded February 5, 1997 under Series No. 13601894, Official Records.

33.    MATTERS contained in the document entitled "Covenants Running with the
       Land"
       Dated                     : May 26, 1976
       Executed by               : Northern California Savings and
                                   Loan Association
       Recorded                  : May 27, 1976 in Book C046, page 611, Official
       Records.

34.    MATTERS contained in the document entitled "Covenants Running with the
       Land"
       Dated                     : November 30, 1978
       Executed by               : Northern California Savings and Loan
                                   Association
       Recorded                  : January 15, 1979 in Book E227, page 42,
                                   Official Records.

35.    AGREEMENT on the terms and conditions contained therein,
       For                       :  Deferment of Certain Required Development
                                    Improvements
       Between                   :  City of Cupertino, a Municipal corporation
       And                       :  Lincoln Cupertino Associates Limited, a
                                    California Limited Partnership
       Recorded                  :  December 1, 1982 in Book H176, page 602,
                                    Official Records.

36.    TERMS, conditions and provisions contained in the Grant of Easement
       From                      :  Lincoln Property Company No. 468, Ltd., a
                                    California Limited Partnership
       To                        :  Lincoln Cupertino Associates Limited, a
                                    California Limited Partnership

       Recorded                  :  January 25, 1983 in Book H293, page 703,
                                    Official Records.

       AGREEMENT on the terms and conditions contained therein,
       For                       :  Location of Easement and Joint Use
       Between                   :  Lincoln Cupertino Associates Limited, a
                                    California Limited Partnership
       And                       :  Pinn Brothers Construction, Inc., a
                                    California corporation
       Recorded                  :  December 21, 1993 in Book I167, page 530,
                                    Official Records.

37.    EASEMENT for the purposes stated herein and incidents thereto
       Purpose                   :  Pedestrian and Vehicular Traffic
       Granted to                :  Great Western Savings
       Recorded                  :  January 25, 1983 in Book H293, page 707,
                                    Official Records
       Affects                   :  The Westerly 35 feet of the Southerly 70
                                    feet

38.    MATTERS contained in the document entitled "Covenants Running with the
       Land"
       Dated               : December 23, 1982
       Executed by         : Lincoln Cupertino Associates Limited, a California
                             Limited Partnership
       Recorded            : January 25, 1983 in Book H293, page 719, Official
                             Records.

39.    EASEMENT for the purposes stated herein and incidents thereto
       Purpose             : Construction and Maintenance of Sidewalks
       Granted to          : The City of Cupertino
       Recorded            : February 17, 1984 in Book I315, page 435, Official
                             Records
       Affects             : As follows:

       PART 1

       A strip of land 11 feet in width contiguous to the most Southerly property line of said Parcel 2, said line also being the Northerly boundary of Rodriques Avenue. Said strip begins at a point on said line 215 feet from the most Easterly boundary of Parcel 1 as shown on said Parcel Map, and extends Easterly along said line a distance of 255 feet.

       PART 2

       A strip of land 5 feet in width contiguous to the most Easterly property line of said Parcel 2, said line also being the Westerly boundary of Torre Avenue. Said strip begins at a point on said line 65 feet from the most Northeasterly corner of said Parcel 2, and extends Southerly along said line a distance of 65 feet.

40. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled "ALTA/ACSM LAND TITLE SURVEY", dated November 13, 1998, prepared by Brian Kangas Foulk, Job No. 980266-50.

       a. The fact that the Face of Curb lies outside of the Northerly boundary no greater than 1.7 feet.

       b. The fact that a Post Indicator Valve (P.I.V.) lies within that Sidewalk Easement along the Southerly boundary.

       c. The fact that a 4-story Concrete w/Steel Frame Building lies 1 foot within the Southerly and Easterly 30 foot Building Setback.

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515341

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures against loss which the Insured shall sustain by reason of any of the following matters:

        1. Any incorrectness in the assurance which the Company hereby gives:

               (a) That there are no present violations on the land of any enforceable covenants, conditions or restrictions;

               (b) That, except as shown in Schedule B, there are no encroachments of buildings, structures, or improvements located on the land onto adjoining lands, nor any encroachments onto the land of buildings, structures or improvements located on adjoining lands.

        2. Unmarketability of the title to the estate or interest by reason of any violations on the land, occurring prior to acquisition of title to the estate or interest by the Insured, of any covenants, conditions or restrictions.

        3.     Damage to existing building improvements,

               (a) which are located or encroach upon the portion of the land subject to any easement shown in Schedule B, which damage results from the exercise of the right to use or maintain the easement for the purposes for which the same was granted or reserved;

               (b) resulting from the exercise of any right to use the surface of the land for the extraction or development of the minerals excepted from the description of the land or shown as a reservation in Schedule B.

        4. Any final court order or judgment requiring removal from any land adjoining the land of any encroachment shown in Schedule B.

        Wherever in this endorsement any or all the words "covenants, conditions or restrictions" appear, they shall not be deemed to refer to or include the terms, covenants and conditions contained in any lease referred to in Schedule A.

        No coverage is provided under this endorsement as to any covenant, condition, restriction or other provision relating to environmental protection.

                           PROFORMA FA31.1 ENDORSEMENT
                                   (continued)


        The total liability of the Company under the policy and any endorsements therein shall not exceed, in the aggregate, the face amount of the policy and costs which the Company is obligated under the conditions and stipulations thereof to pay.

        This endorsement is made a part of the policy and is subject to the schedules, conditions and stipulations therein, except as modified by the provisions hereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:  _______________________________________
               Authorized Signatory


F.A. Form 31.1 (8/26/91)
ALTA Extended Owner
(Improved Land)
Restrictions, Encroachments & Minerals

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515341

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of present violations on the land of the covenants, conditions and restrictions referred to in paragraphs 5, 6, 7, 8 & 10 of Schedule B.

        For purposes of this endorsement, the words "covenants," "conditions" or "restrictions" shall not be deemed to refer to or include any covenants, conditions or restrictions relating to environmental protection, except to the extent that a notice of a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy and is not excepted in Schedule B.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:  _______________________________________
               Authorized Signatory

CLTA Form 100.19 (Rev. 6-14-96)
ALTA or CLTA - Owner or Lender

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515341

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the easement described as Parcel THREE in Schedule A to provide the owner of the estate or interest referred to in Schedule A with ingress and egress to and from a public street known as De Anza Boulevard.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:  _______________________________________
               Authorized Signatory

CLTA Form 103.4 (Rev. 6-14-96)
ALTA or CLTA - Owner or Lender

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515341

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land to abut upon and have pedestrian and vehicular ingress and egress to a publicly held, physically open street known as De Anza Boulevard.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:  _______________________________________
               Authorized Signatory


CLTA Form 103.7 (Rev. 6-14-96) modified
ALTA or CLTA - Owner or Lender

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515341

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land to be the same as
that delineated on the plat of a survey made by         on         , designated
Job No.      , a copy of which is attached hereto and made a part hereof.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:  _______________________________________
               Authorized Signatory


CLTA Form 116.1 (Rev. 6-14-96)
ALTA or CLTA - Owner

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515341

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land described in Schedule A as PARCEL ONE to be contiguous to PARCEL THREE.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:  _______________________________________
               Authorized Signatory







CLTA Form 116.4 (Rev. 6-14-96)
ALTA or CLTA - Owner or Lender

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515341

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land described as Parcel ONE in Schedule A to constitute a lawfully created parcel according to the Subdivision Map Act (Section 66410, et seq., of the California Government Code) and local ordinances adopted pursuant thereto.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:  _______________________________________
               Authorized Signatory

CLTA Form 116.7 (Rev. 6-14-96)
ALTA or CLTA - Owner or Lender
Subdivision Map Act Endorsement

                              PROFORMA ENDORSEMENT

                          ATTACHED TO POLICY NO. 515341

                                    ISSUED BY

                     FIRST AMERICAN TITLE INSURANCE COMPANY

        1. The Company insures the Insured against loss or damage sustained by reason of any incorrectness in the assurance that, at Date of Policy:

        (a) According to applicable zoning ordinances and amendments thereto, the land is classified Zone TBD.

        (b) The following use or uses are allowed under that classification subject to compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments thereto, including but not limited to the securing of necessary consents or authorizations as a prerequisite to the use or uses:
               TBD

        2. The Company further insures against loss or damage arising from a final decree of a court of competent jurisdiction

        (a) prohibiting the use of the land, with any structure presently located thereon, as specified in paragraph 1(b); or

        (b) requiring the removal or alteration of the structure on the basis that, at Date of Policy, the ordinances and amendments thereto have been violated with respect to any of the following matters:

              (i) Area, width or depth of the land as a building site for the structure;

              (ii)   Floor space area of the structure;

              (iii) Setback of the structure from the property lines of the land;

              (iv)   Height of the structure; or

              (v)    Number of parking spaces.

        There shall be no liability under this endorsement based on the invalidity of the ordinances and amendments thereto until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses.

                                123.2 ENDORSEMENT
                                   (continued)

        Loss or damage as to the matters insured against by this endorsement shall not include loss or damage sustained or incurred by reason of the refusal of any person to purchase, lease or lend money on the estate or interest covered by this policy.

        This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.




FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

By:  _______________________________________
               Authorized Signatory

CLTA Form 123.2 (Rev. 3-13-87)
ALTA Form 3.1 (6-1-87)
Zoning -- completed structure

                      First American Title Guaranty Company
                        1737 North First Street Suite 100
                               San Jose, Ca 95112
                                 (408) 451-7800
                               Fax (408) 451-7836

                                                  Sender's Direct (408) 451-7973

January 8, 1999

First American Title
1737 North First Street
San Jose, CA  95112
Attn: Carol Weir


Re:     Escrow # 515341


Dear Carol,

Enclosed please find the Proforma version of the Policy to be issued in the above referenced escrow. Review of documentation and any information requested below may necessitate additional or amendment of exceptions. Issuance of the final policy is conditioned upon satisfaction of the following requirements.

       a) The agreed amounts for the interest in the land and/or the mortgage to be insured must be paid;

       b) The premiums, fees and charges for the policy and escrow must be paid;

       c) Documents satisfactory to us creating the interest in the land to be insured must be signed and delivered;

       d) You must tell us in writing the name of anyone not referred to in this Proforma who will get an interest in the land or who will make a loan on the land;

       e) Sufficient evidence of the authority of the parties executing documents on behalf of the Seller.

       f) Sufficient indemnification by the Seller as to any potential mechanic's liens by virtue of work in progress or begun prior to the close of escrow.

       g) A Lease certification executed by the Seller reflecting any leases affecting the property.

       h) Terminate lease recorded October 21, 1996 as instrument no. 13489802, Official Records.

       i) Payoff and Reconvey Deed of Trust recorded October 21, 1996, under Series No. 13489802, Official Records.

       j) Payoff and Release Financing Statement recorded October 21,1996, under Series no. 13489805, Official Records.

       k) Terminate or Exercise Option to Purchase recorded October 21, 1996, under Series No. 13489802, Official Records.

       l) Release Assignment of Rents recorded October 21, 1996, under Series No. 13489803, Official Records.

       m)     Pay first installment 1998-1999 Taxes.

In addition, the final policy when issued, will include as exceptions any matters which intervene between the date of our Commitment for Title Insurance and the closing date.

The attached proforma policy and endorsements are subject to final underwriting approval by our underwriting department and any reinsurers.

If you have any questions or comments please let me know.


Very truly yours,



L. Lance Lewis
Advisory Title Officer - Special Projects